As filed with the Securities and Exchange Commission on February 15, 2008

File No. 333-62051

ICA No. 811-8979

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No. 14	☒

And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 14

The Victory Variable Insurance Funds

(Exact name of Registrant as Specified in Trust Instrument)

3435 Stelzer Road
Columbus, Ohio 43219

(Address of Principal Executive Office)

(800) 362-5365

(Area Code and Telephone Number)

Copy to:

George Stevens CITI Fund Services, Inc. 3435 Stelzer Road Columbus, Ohio 43219 (Name and Address of Agent for Service)	Christopher K. Dyer The Victory Variable Insurance Fund 127 Public Square Cleveland, OH 44114	Jay G. Baris Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036

It is proposed that this filing will become effective:

☐ Immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (b)

☒ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

April 16, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund’s securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Victory Variable Insurance Funds

Diversified Stock Fund
Class A Shares

For information, call your participating insurance company.

The Victory Variable Insurance Funds

Diversified
Stock Fund

CLASS A SHARES

Cusip#: 92646Q307

Victory Capital Management Inc., which we will refer to as the “Adviser” throughout this Prospectus, manages the Fund.

Key to Fund Information

Objective and Strategy	The goals and the strategies that the Fund plans to use in pursuing its investment objective.

Risk Factors	The risks applicable to investing in the Fund.

Performance	A summary of the historical performance of the Fund in comparison to one or more unmanaged indices.

Expenses	The costs applicable to the Fund.

Table of Contents

Risk/Return Summary	1

An analysis that includes the investment objective, principal strategies, principal risks, performance, and expenses of the Fund.

Q&A — Important Considerations	5

Investments	6

Risk Factors	7

Share Price	8

Dividends, Distributions, and Taxes	10

Investing in the Fund	12

• Contract Owner Administrative Services Agreement	13
• Distribution and Service Plan	13
• Purchases	14
• Redemptions	14

Organization and Management of the Fund	16

Additional Information	18

Financial Highlights	20

Shares of the Fund are:

•  Not insured by the Federal Deposit insurance Corp (“FDIC”);

•  Not deposits or other obligations of, or guaranteed by KeyBank National Association (“KeyBank”), any of its affiliates, or any other bank;

•  Subject to investment risks, including possible loss of the amount invested.

The securities described in this Prospectus and the Statement of Additional Information (“SAI”) are not offered in any state in which they may not lawfully be sold. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus and the SAI.

Risk/Return Summary

  Investment Objective

The Fund seeks to provide long-term growth of capital.

  Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in equity securities and securities convertible into common stocks traded on U.S. exchanges and issued by large, established companies.

The Adviser seeks to invest in both growth and value securities.

•  Growth stocks are stocks of companies that the Adviser believes will experience earnings growth; and

•  Value stocks are stocks that the Adviser believes are intrinsically worth more than their market value.

In making investment decisions, the Adviser may consider cash flow, book value, dividend yield, growth potential, quality of management, adequacy of revenues, earnings, capitalization, relation to historical earnings, the value of the issuer’s underlying assets, and expected future relative earnings growth. The Adviser will pursue investments that provide above average dividend yield or potential for appreciation.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities and securities convertible or exchangeable into common stock. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, “net assets” includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Please read this Prospectus before investing in the Fund and keep it for future reference.

  Principal Risks

You may lose money by investing in the Fund. The Fund’s net asset value, yield and/or total return may be adversely affected if any of the following occurs:

•  The market value of securities acquired by the Fund declines.

•  Growth stocks fall out of favor because the companies’ earnings growth does not meet expectations.

•  Value stocks fall out of favor relative to growth stocks.

•  The portfolio manager does not execute the Fund’s principal investment strategies effectively.

•  A company’s earnings do not increase as expected.

The principal risks summarized above are more fully described in “Risk Factors.”

An investment in the Fund is not a deposit of KeyBank or any of its affiliates and is not FDIC insured or guaranteed by any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

2

  Investment Performance

The bar chart and table below indicate the risks of investing in the Fund. We assume reinvestment of dividends and distributions.

While the total returns reflected in the bar chart, table, and listing of highest and lowest quarterly returns include fees paid by the Class A Shares of the Fund, they do not reflect the impact of fees and charges imposed pursuant to the terms of the contracts funded by the separate accounts that invest in the Fund. (See Q&A — Important Considerations.) As a result of these fees and charges, the total returns for the separate account assets that relate to the contracts will be lower than the total returns for the Fund. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future.

The table below shows how the average annual total returns for Class A Shares of the Fund for one and five year and since inception periods compare to those of a broad-based market index.

Average Annual Total Returns (For the Periods ended December 31, 2006)	1 Year		5 Years		Since Inception
CLASS A		%		%		%(1)
S&P 500 Index(2) (Index returns reflect no deduction for fees, expenses, or taxes)%				%		%

(1)  Inception date is July 1, 1999.

(2)  The Standard & Poor’s 500 Stock Index is a broad-based unmanaged index that measures the performance of large capitalization domestically traded common stocks. Index returns do not include any brokerage commissions, sales charges, or other fees. It is not possible to invest directly in an index.

Calendar Year Returns for Class A Shares

Highest/lowest quarterly results during this time period were:

Highest  19.25% (quarter ended June 30, 2003)

Lowest  -19.17% (quarter ended September 30, 2002)

3

  Fund Expenses

This section describes the fees and expenses applicable to Class A Shares of the Fund. The following fees and expenses do not include the fees and charges related to either the separate accounts or to the contracts. If these charges were included, overall expenses would be higher.

Annual Fund Operating Expenses (deducted from Fund assets)	Class A
Management Fees	0.30%
Distribution (12b-1) Fees	0.25%
Other Expenses (includes a contract owner’s administrative service fee of up to 0.25%)	1.24%
Total Fund Operating Expense(1)	1.12	%(2)

(1)In addition to any voluntary or contractual fee waivers or expense reimbursements by the Adviser to limit the Fund’s total operating expenses, any of the Fund’s other service providers may voluntarily waive its fees or reimburse expenses, as permitted by law, in order to reduce the Fund’s total operating expenses.

(2)Effective January 1, 2008, the Adviser intends to voluntarily waive its fees and/or reimburse expenses so that the net operating expenses (excluding certain items) of the Class A shares of the Fund for any period during which this waiver or reimbursement is in effect does not exceed 1.20%. This voluntary waiver/reimbursement may be terminated at any time.

EXAMPLE: The following Example is designed to help compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that the separate account invests $10,000 in the Fund for the time periods shown and then sells all of its shares at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not reflect fees and charges related to either the separate accounts or to the contracts. If these fees and charges were included, overall expenses would be higher. Although actual costs may be higher or lower, based on these assumptions the separate account’s costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$	$	$	$

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Q&A — Important Considerations

You cannot buy shares of the Victory Variable Insurance Funds directly, but only through variable annuity or variable life insurance contracts (contracts) that are offered by the segregated asset accounts (separate accounts) of certain life insurance companies (participating insurance companies).

The Fund offers Class A Shares. You are encouraged to read this Prospectus in conjunction with the accompanying separate account prospectus.

In choosing the Fund as an investment for your contract, please keep in mind the following considerations.

What are the investment characteristics of the Fund?

•  Diversified investment portfolio;

•  Appropriate for achieving long-term goals, like saving for retirement;

•  Seeks potential growth over time;

•  Seeks to invest in both growth and value securities issued by large, established companies; and

•  Fluctuating net asset value (“NAV”) per share.

The Fund may not be an appropriate selection for contract owners who:

•  are not willing to take any risk that they may lose money on their investment;

•  want absolute stability of their investment principal; or

•  want to invest in a particular sector or in particular industries, countries, or regions.

Keep in mind that:

•  The Fund is not a complete investment program.

•  The Fund’s shares could decrease in value, but they also have the potential to increase in value.

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Investments

Under normal market conditions the Fund purchases equity securities, including common stock and securities that are convertible or exchangeable into common stock.

For cash management or for temporary defensive purposes in response to market conditions, the Fund may hold all or a portion of its assets in cash or short-term money market instruments. This may reduce the benefit from any upswing in the market and may cause the Fund to fail to meet its investment objective.

For a more complete description of the types of securities in which the Fund can invest, see the SAI.

Portfolio Holdings Disclosure

The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (June 30th) and its fiscal year (December 31st) in its reports to shareholders. The Fund sends reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files these reports with the Securities and Exchange Commission (“SEC”) by the 70th day after the end of the relevant fiscal period. You can find these reports on the Fund’s website, www.VictoryConnect.com, and on the SEC’s website, www.sec.gov.

The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (March 31 and September 30, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC’s website, www.sec.gov.

The Fund also discloses its complete portfolio holdings each calendar quarter on the Fund’s website, www.VictoryConnect.com, on approximately the 15th day of the following calendar month. To access this information, open the section entitled “Individuals” and then “Victory Variable Insurance Funds.”

The SAI describes the policies and procedures that relate to the disclosure of the Fund’s portfolio holdings.

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Risk Factors

This Prospectus describes the principal risks that are associated with the Fund’s investment strategies.

General risks:

•  Market risk is the risk that the market value of a security may fluctuate, depending on the supply and demand for that type of security. As a result of this fluctuation, a security may be worth more or less than the price the Fund originally paid for the security, or more or less than the security was worth at an earlier time. Market risk may affect a single issuer, an industry, a sector of the economy, or the entire market and is common to all investments.

•  Manager risk is the risk that the Fund’s portfolio manager may implement an investment strategy in a way that does not produce the intended result.

Risk associated with investing in equity securities:

•  Equity risk is the risk that the value of the security will fluctuate in response to changes in earnings or other conditions affecting the issuer’s profitability. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. For example, in the event of bankruptcy, holders of debt securities have priority over holders of equity securities to a company’s assets.

An investment in the Fund is not a complete investment program.

By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.

It is important to keep in mind one basic principle of investing: the greater the risk, the greater the potential reward. The reverse is also generally true: the lower the risk, the lower the potential reward.

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Share Price

The Fund calculates its share price, called its NAV, each business day at 4:00 p.m. Eastern Time or at the close of regular trading on the New York Stock Exchange (the NYSE), whichever time is earlier. A separate account buys and redeems shares at the next share price calculated after your instructions are received and accepted by an authorized representative of your participating insurance company. A business day is a day on which the NYSE is open.

The Fund prices its investments at market value when market quotations are readily available. When these quotations are not readily available, the Fund will price its investments at fair value according to procedures approved by the Board of Trustees. A Fund will fair value a security when:

•  trading in the security has been halted;

•  the market quotation for the security is clearly erroneous due to a clerical error;

•  the security’s liquidity decreases such that, in the Adviser’s opinion, the market quotation has become stale; or

•  an event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.

The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security’s market quotation and its fair value. Also, the use of fair value pricing may not reflect a security’s actual market value in light of subsequent relevant information, such as the security’s opening price on the next trading day. The Fund calculates its NAV by adding up the total value of its investments and other assets, subtracting its liabilities, and then dividing that figure by the number of its outstanding shares.

Market Timing

The Victory Variable Insurance Funds discourage and do not accommodate frequent purchases and redemptions of Fund shares (“market timing”). We will uniformly deny any request to purchase shares if we believe that the transaction is part of a market timing strategy. In identifying market timing activity,

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we consider, among other things, the frequency of your trades, even when the trades are combined with those of other investors or shareholders.

Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders as a result of increased portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.

The Fund’s Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund will employ “fair value” pricing, as described in this prospectus under “Share Price,” to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity.

Because the Fund’s shares are held exclusively by insurance company separate accounts, rather than directly by the individual contract owners of the separate accounts, the Fund is not able to determine directly whether a separate account’s purchase or sale of the Fund’s shares on any given day represents transactions by a single investor or multiple investors. It also is not able to determine directly whether multiple purchases and sales by a separate account over any given period represent the activity of the same or of different investors. However, the Fund may request that an insurance company cooperate in monitoring transactions to detect potential market timing. There can be no assurance that an insurance company will cooperate in precluding an investor from further purchases of Fund shares. Consistent with applicable laws and agreements, the Fund may stop selling its shares to a separate account to prevent market timing.

The tax status of your separate account’s investment in the Fund depends upon the features of your contract. For further information, please refer to the separate account prospectus.

The tax status of your separate account’s investment in the Fund depends upon the features of your contract. For further information, please refer to the separate account prospectus.

9

Dividends, Distributions and Taxes

The Fund expects to distribute substantially all of its ordinary income and capital gains each year. Ordinarily, the Fund declares and pays dividends from its net investment income quarterly. Capital gains distributions, if any, from the Fund will be made annually. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other time during the year.

All dividend and capital gains distributions made by the Fund will be automatically reinvested in additional shares of the Fund.

10

Important Information about Taxes

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the Code), so that it will not be subject to federal income tax on its earnings and capital gains that are distributed to its shareholders. In addition, the Fund intends to comply with the diversification requirements of the Code and Treasury Regulations in order to maintain the tax-deferred status of the contracts.

•  Shares of the Fund must be purchased through the contracts. As a result, it is anticipated that any dividend or capital gains distribution from the Fund will be exempt from current taxation if left to accumulate within a contract.

•  The Code requires that a separate account underlying a contract must be “adequately diversified” in order for the contract to be treated as an annuity or life insurance contract for tax purposes. A separate account invested in the Fund will be treated as owning its proportionate share of the Fund’s assets for purposes of determining whether the account is adequately diversified. If a separate account underlying a contract were not in compliance with these diversification requirements, the contract owner would be subject to tax on the contract’s earnings.

•  This discussion of federal income tax consequences is based on tax laws and regulations in effect as of the date of this Prospectus, and may change as a result of legislative, administrative or judicial action. As this discussion is for general information only, you also should review the more detailed discussion of federal income tax considerations that is contained in the separate account prospectus and the SAI.

You should consult with your own tax adviser regarding the tax consequences of your investment in the separate account, including the application of state and local taxes which may differ from the federal income tax consequences described.

11

Investing in the Fund

The Fund is designed as an investment exclusively for contracts that are offered by the separate accounts of participating insurance companies. The participating insurance company will buy and redeem shares according to your instructions, as provided in the contract, and will redeem shares as needed to provide benefits under the contract.

Shares of the Fund may be offered in the future to other separate accounts established by other insurance companies, and they may fund both variable annuity and variable life insurance contracts offered by the same or affiliated insurance companies. Although the Fund currently does not foresee any conflicts of interest between owners of variable annuity contracts and variable life insurance contracts or between owners of variable contracts issued by insurance companies that are not affiliated, it is possible, for various reasons, that conflicts may arise between groups of contract owners. Each insurance company whose separate accounts invest in the Fund, the Distributor, and the Adviser are required to report any material irreconcilable conflict to the Board of Trustees and, where a conflict exists, the appropriate insurance company is required to take whatever action is necessary to remedy the conflict. The Board of Trustees is required to monitor the handling of the conflict and must be satisfied that the steps taken toward its resolution benefit the contract owners generally. In the event of a conflict, an insurance company might redeem its investment by one or more separate accounts in the Fund’s shares. If this happens, the Fund may have to sell securities at unfavorable prices.

12

Contract Owner Administrative Services Agreement

The Fund has adopted a form of Contract Owner Administrative Services Agreement. A contract owner servicing agent performs a number of services for its customers who hold contracts offered by separate accounts that invest in the Fund, such as establishing and maintaining accounts and records, processing additional contract units attributable to Fund dividend payments, arranging for bank wires, assisting in transactions, and changing account information. For these services, Class A Shares of the Fund pay a fee at an annual rate of up to 0.25% of its average daily net assets serviced by the agent. The Fund may enter into these agreements with KeyBank and its affiliates, and with other financial institutions that provide such services. Contract owner servicing agents may waive all or a portion of their fee. (Not all agents may provide all services listed above.)

Distribution and Service Plan

In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution and Service Plan. Under the Distribution and Service Plan, the Fund may pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets. The fee may be used by the Distributor to pay for activities primarily intended to result in the sale of Fund shares to life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies or to provide services to owners of variable annuity contracts and variable life insurance policies whose contracts or policies are funded with shares of the Fund, which services are not otherwise provided by life insurance companies and paid for with fees charged by life insurance companies.

Because Rule 12b-1 fees are paid out of the Fund’s assets and on an ongoing basis, over time these fees

13

will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Adviser, Administrator or the Distributor may make payments from their own resources for promotional and administrative expenses. These amounts would be in addition to amounts paid by the Fund under the Distribution and Service Plan and the Contract Owner Administrative Services Agreements.

Purchases

Shares of the Fund may be purchased only through contracts offered through participating insurance companies. Please refer to the separate account prospectus for information on how the participating insurance company buys and redeems shares.

Insurance company separate accounts invest in the Fund based upon its current NAV. The Fund’s Transfer Agent processes orders to buy or redeem shares of the Fund at its NAV next computed after the order is received in good order. The value of your contract’s investment in the Fund also will be based upon premium payments, surrender and transfer requests, and any other transaction requests from contract owners, annuitants, and beneficiaries. In order to calculate the value of your investment, you would have to determine the number of contract units you own along with the “accrued unit value” of your contract.

Redemptions

Shares of the Fund may be redeemed by instructing your participating insurance company to terminate your contract’s investment in the Fund. Please refer to the instructions provided in the prospectus for the separate account. The separate account may redeem shares on any business day at the NAV that is next calculated after the order is placed.

The Fund may suspend the right of redemption in the following circumstances:

•  During non-routine closings of the NYSE;

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•  When the SEC determines that (a) trading on the NYSE is restricted or (b) an emergency prevents the sale or valuation of the Fund’s securities; or

•  When the SEC orders a suspension to protect the Fund’s shareholders.

The Fund will pay redemptions by any one separate account during any 90-day period in cash up to the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the period. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash.

15

Organization and Management of the Fund

The Fund is supervised by the Board of Trustees, which monitors the services provided to contract owners.

About The Victory Variable Insurance Funds

The Fund is a series of The Victory Variable Insurance Funds (the “Trust”), which is organized as a Delaware statutory trust.

The Board of Trustees of the Trust has the overall responsibility for the management of the Fund.

The Investment Adviser

The Fund has an Advisory Agreement with the Adviser. The Adviser is a New York corporation registered as an investment adviser with the SEC. The Adviser, a second-tier subsidiary of KeyCorp, oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. The Adviser also serves as the investment adviser of The Victory Portfolios (VP), a registered investment company currently offering 20 money market, bond and equity mutual funds. As of December 31, 2007, the Adviser and its affiliates managed assets totaling in excess of $62.2 billion for individual and institutional clients, including the assets of VP. The Adviser’s address is 127 Public Square, Cleveland, Ohio 44114.

For the fiscal year ended December 31, 2007, the Adviser was paid advisory fees of 0.30%, based on the percentage of the average daily net assets of the Fund.

A discussion of the Board’s considerations in approving the Advisory Agreement appears in the Fund’s Annual Report.

Administrative Services

Under an Administration and Fund Accounting Agreement, the Trust pays the Adviser an annual fee, accrued daily and paid monthly, at the following annual rates: 0.108% of the first $8 billion in aggregate Trust and VP net assets, plus 0.078% of aggregate Trust and VP net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VP net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VP net assets in excess of $12 billion.

In addition, the Trust and VP reimburse the Adviser and Citi (the Fund’s sub-administrator and sub-fund accountant) for all reasonable out-of-pocket expenses incurred as a result of providing the services under their respective agreements.

16

Portfolio Management

Lawrence G. Babin is the lead portfolio manager, Paul D. Danes is the portfolio manager and Carolyn M. Rains is the associate portfolio manager of the Fund. Mr. Babin has been the portfolio manager of the Fund since its inception. A Chartered Financial Analyst Charter Holder, Mr. Babin is the Chief Investment Officer and a Senior Managing Director of the Adviser and has been with the Adviser or an affiliate since 1982 and has managed the Diversified Stock series of the Victory Portfolios (“VP”) since October 1989. Mr. Danes has been a portfolio manager of the Fund since July 2000 and has managed the VP Diversified Stock Fund series since July 2000. He is a Senior Portfolio Manager and Managing Director with the Adviser, and has been associated with the Adviser or an affiliate since 1987. Ms. Rains is a Portfolio Manager and a Managing Director of the Adviser and has been with the Adviser or an affiliate since 1998. She has been portfolio manager of the Fund since June 2000 and has been associate portfolio manager of the VP Diversified Stock Fund series since June 2000.

The portfolio managers listed for the Fund are, together, primarily responsible for the day-to-day management of the Fund’s portfolio.

The Fund’s SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

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Some additional information you should know about the Fund.

Additional Information

Fund Classes

At some future date, the Fund may offer additional classes of shares. The Fund or any class may be terminated at any time for failure to achieve an economical level of assets or for other reasons.

Performance

The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Advertising information will include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications. You also should see the “Investment Performance” section for the Fund.

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Fund may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Fund send these documents to each shareholder individually by calling your participating insurance company.

Other Service Providers

Victory Capital Advisers, Inc. (the Distributor), a subsidiary of KeyCorp, 127 Public Square, Cleveland Ohio 44114, serves as distributor for the continuous offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, serves as the custodian of the Fund’s investments and cash and settles trades made by the Fund.

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Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the sub-administrator, transfer agent and sub-fund accountant for the Fund.

PricewaterhouseCoopers LLP, 100 East Broad Street, Columbus, OH 43215, serves as the Independent Registered Public Accounting Firm for the Fund.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as legal counsel to the Fund.

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Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods since its inception. Certain information shows the results of an investment in one share of the Fund. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The total returns in the tables do not reflect the deduction of account fees and charges that apply to separate accounts or related insurance policies; these fees and charges would reduce the total return figures for all periods shown.

These financial highlights reflect historical information about Class A Shares of the Fund. The financial highlights were audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Fund, are included in the Fund’s annual report, which is available by calling your participating insurance company.

	Diversified Stock Fund
	Year Ended December 31, 2007		Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2004	Year Ended December 31, 2003
Net Asset Value, Beginning of Period	$		$11.92	$10.97	$10.06	$7.48

Investment Activities:
Net investment income			0.04	0.02	0.06	0.03
Net realized and unrealized gains (losses) on investments			1.53	0.94	0.91	2.58
Total from Investment Activities			1.57	0.96	0.97	2.61
Distributions
From net investment income			(0.04)	(0.01)	(0.06)	(0.03)
Net realized gains			(0.36)	—	—	—
Total Distributions			(0.40)	(0.01)	(0.06)	(0.03)
Net Asset Value, End of Period	$		$13.09	$11.92	$10.97	$10.06
Total return		%	13.68%	8.75%	9.67%	34.97%

Ratios/Supplemental Data:
Net Assets at end of period (000)	$		$49,870	$40,646	$27,823	$22,215
Ratio of expenses to average net assets		%	1.12%	1.40%	1.50%	1.50%
Ratio of net investment income to average net assets		%	0.33%	0.15%	0.65%	0.35%
Ratio of expenses to average net assets*		%	1.12%	1.47%	1.76%	1.70%
Ratio of net investment income to average net assets*		%	0.33%	0.08%	0.39%	0.15%
Portfolio turnover		%	107%	83%	103%	97%

*  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

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Victory Funds Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to “opt-out” of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than The Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

[Not a part of this Prospectus]

If you would like a free copy of any of the following documents or would like to request other information
regarding the Fund, you can call or write your participating insurance company.

Statement of Additional Information (SAI) – Contains more details describing the Fund and its policies. The SAI has been filed with the SEC, and is incorporated by reference in this Prospectus.

Annual and Semi-annual Reports – Provide additional information about the Fund’s investments. The annual report discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain copies of the SAI, Annual and Semi-Annual Reports, or more information at no charge, please call your participating insurance company.

How to Obtain Information

By telephone: Call your participating insurance company at the toll free number listed in the separate account prospectus.

By mail: You may write to your participating insurance company at the address listed in the separate account prospectus.

You also may obtain copies of materials from the SEC’s Public Reference Room in Washington, D.C. (Call 1-202-551-8090 for information on the operation of the SEC’s Public Reference Room.) Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

On the Internet: Fund documents can be viewed on-line or downloaded at www.VictoryConnect.com or from the SEC at http://www.sec.gov (text only).

Investment Company Act File Number 811-8979

VF-VVIDSF-PRO (4/08)

STATEMENT OF ADDITIONAL INFORMATION

THE VICTORY VARIABLE INSURANCE FUNDS

Diversified Stock Fund

April 16, 2008

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with The Victory Variable Insurance Funds (the “Trust”) prospectus for Class A shares of the Diversified Stock Fund (the “Fund”), which is dated April 16, 2008, as amended or supplemented from time to time.  This SAI is incorporated by reference in its entirety into the prospectus.  Copies of the prospectus may be obtained by writing The Victory Variable Insurance Funds at P.O. Box 182593, Columbus, Ohio 43218-2593, or by calling your participating insurance company at the toll free number indicated on the separate account prospectus.

The Fund’s audited financial statements for the fiscal year ended December 31, 2007 are incorporated in this SAI by reference to the Fund’s 2007 annual report to shareholders (File No. 811-8979).  You may obtain a copy of the Fund’s annual report at no charge by request to the Fund at the address noted above or by calling your participating insurance company at the toll free number indicated on the separate account prospectus.

INVESTMENT ADVISER and ADMINISTRATOR Victory Capital Management Inc.	CUSTODIAN KeyBank National Association

SUB-ADMINISTRATOR, TRANSFER AGENT DIVIDEND DISBURSING AGENT and SERVICING AGENT Citi Fund Services Ohio, Inc.	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP

DISTRIBUTOR Victory Capital Advisers, Inc.	COUNSEL Kramer Levin Naftalis & Frankel LLP

Table of Contents

General Information
Investment Objective, Policies and Limitations
Instruments in which the Fund Can Invest	3
Corporate and Short-Term Obligations	3
Receipts	6
Investment Grade and High Quality Securities	6
Loans and Other Direct Debt Instruments	6
U.S. Government Obligations	6
Mortgage-Backed Securities	6
Foreign Investments	8
Derivatives	9
Other Investments	12
Investment Strategies	14
Determining Net Asset Value and Valuing Portfolio Securities	15
Performance	16
Additional Purchase and Redemption Information	19
Dividends and Distributions	19

Taxes	19
Trustees and Officers	20
Advisory and Other Contracts	26
Additional Information	36
Appendix A — Description of Security Ratings	A-1
Appendix B — Proxy Voting Policies and Procedures	B-1

2

STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION.

The Trust was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on February 11, 1998 under the name “The Victory Variable Funds.”  The Trust’s Certificate of Trust was amended on October 15, 1998 to reflect its current name, “The Victory Variable Insurance Funds.”  The Trust is an open-end management investment company consisting of one series (the “Fund”) issuing units of beneficial interest (“shares”).  The outstanding shares represent interests in the Diversified Stock Fund.  The Fund is a diversified mutual fund.  This SAI relates to the Class A shares of the Fund.  Much of the information contained in this SAI expands on subjects discussed in the prospectus.  Capitalized terms not defined herein are used as defined in the prospectus.  No investment in shares of  the Fund should be made without first reading the prospectus.

INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS.

Investment Objective.

The Fund’s investment objective is fundamental, meaning it may not be changed without a vote of the holders of a majority of the Fund’s outstanding voting securities.  There can be no assurance that the Fund will achieve its investment objective.

Investment Policies and Limitations of the Fund.

The following policies and limitations supplement the Fund’s investment policies set forth in the prospectus.  The Fund’s investments in the following securities and other financial instruments are subject to the other investment policies and limitations described in the prospectus and this SAI.

Unless otherwise noted in the prospectus or this SAI, the Fund may invest no more than 5% of its total assets in any of the securities or financial instruments described below.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the Investment Company Act of 1940, as amended (the “1940 Act”)).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund’s investment policies and limitations.  If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board of Trustees (the “Board”) will consider what actions, if any, are appropriate to maintain adequate liquidity.

The investment policies of the Fund may be changed without an affirmative vote of the holders of a majority of the Fund’s outstanding voting securities unless (1) a policy expressly is deemed to be a fundamental policy of the Fund or (2) a policy expressly is deemed to be changeable only by such majority vote.  The Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available, but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the prospectus.

Fundamental Investment Policies and Limitations of the Fund.  The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares.

1.             Senior Securities.

The Fund may not issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; (c) subject to the restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act.

2.             Underwriting.

The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.

3.             Borrowing.

The Fund may not borrow money, except that (a) the Fund may enter into commitments to purchase securities in accordance with its investment program, including delayed-delivery and when-issued securities and reverse repurchase agreements, provided that the total amount of any such borrowing does not exceed 33 1/3% of the Fund’s total assets; and (b) the Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made.  Any borrowings representing more than 5% of the Fund’s total assets must be repaid before the Fund may make additional investments.

4.             Lending.

The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

5.             Real Estate.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).  Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not restricted.

6.             Commodities.

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Non-Fundamental Investment Policies and Limitations of the Fund.  The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Board.

1.             Illiquid Securities.

The Fund will not invest more than 15% of its net assets in illiquid securities.  Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Fund has valued them.  Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days.  Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2), or securities otherwise subject to restrictions or limitations on resale under the Securities Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered.  Victory Capital Management Inc., the Fund’s investment adviser (the “Adviser”), determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

2.             Short Sales and Purchases on Margin.

The Fund will not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies, and investment program of the Fund.

3.             Other Investment Companies.

The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

The Fund may not purchase the securities of any registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act, which permits operation as a “fund of funds.”

4.             Concentration.

The Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.  In the utilities category, the industry shall be determined according to the service provided.  For example, gas, electric, water and telephone will be considered as separate industries.

INSTRUMENTS IN WHICH THE FUND CAN INVEST.

The following paragraphs provide a brief description of some of the types of securities in which the Fund may invest in accordance with its investment objective, policies, and limitations, including certain transactions the Fund may make and strategies it may adopt.  The Fund’s investments in the following securities and other financial instruments are subject to the investment policies and limitations described in the prospectus and this SAI.  The following also contains a brief description of the risk factors related to these securities.  The Fund may, following notice to its shareholders, take advantage of other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed, to the extent such investment practices are both consistent with the Fund’s investment objective and are legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the prospectus and this SAI.

Corporate and Short-Term Obligations.

U.S. Corporate Debt Obligations include bonds, debentures, and notes.  Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property.  Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities, and zero coupon obligations.  Bonds, notes, and debentures in which the Fund may invest may differ in interest rates, maturities, and times of issuance.  The market value of the Fund’s fixed income investments will change in response to interest rate changes and other factors.  During periods of falling interest rates, the values of outstanding fixed income securities generally rise.  Conversely, during periods of rising interest rates, the values of such securities generally decline.  Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also is subject to greater market fluctuations as a result of changes in interest rates.  The Fund may invest up to 20% of its total assets in these obligations.

Changes by nationally recognized statistical rating organizations (“NRSROs”) in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments.  Except under conditions of default, changes in the value of the Fund’s securities will not affect cash income derived from these securities but will affect the Fund’s net asset value per share (“NAV”).

Convertible and Exchangeable Debt Obligations.  A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer.  Convertible securities are usually senior to common stock in a corporation’s capital structure, but usually are subordinate to similar non-convertible securities.  While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.  The Fund may invest in convertible or exchangeable corporate debt obligations without limit.

An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company.  Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.

In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., the value of the underlying share of common stock if the security is converted).  As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However, the price of a convertible security also is influenced by the market value of the security’s underlying common stock.  Thus, the price of a convertible security tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines.  While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

Securities received upon conversion of convertible securities or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund’s total assets invested in true and synthetic convertibles.

Preferred Stocks are instruments that combine qualities both of equity and debt securities.  Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document.  Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividends rights.  Preferred stocks typically do not have voting rights.  The Fund may invest up to 20% of its total assets in preferred stock issued by domestic and foreign corporations.

Real Estate Investment Trusts (“REITs”) are corporations or business trusts that invest in real estate, mortgages or real estate-related securities.  REITs are often grouped into three investment structures: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest in and own real estate properties.  Their revenues come principally from rental income of their properties.  Equity REITs provide occasional capital gains or losses from the sale of properties in their portfolio.  Mortgage REITs deal in investment and ownership of property mortgages.  These REITs typically loan money for mortgages to owners of real estate, or invest in existing mortgages or mortgage backed securities.  Their revenues are generated primarily by the interest that they earn on the mortgage loans.  Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs by investing in both properties and mortgages.  The Fund may invest up to 25% of its total assets in REITs.

Short-Term Corporate Obligations are bonds issued by corporations and other business organizations in order to finance their short-term credit needs.  Corporate bonds in which the Fund may invest generally consist of those rated in the two highest rating categories of an NRSRO that possess many favorable investment attributes.  In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances.  The Fund may invest up to 20% of its total assets in these instruments.

Demand Features.  The Fund may acquire securities that are subject to puts and standby commitments (“demand features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund.  The demand feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party, and may not be transferred separately from the underlying security.  The Fund uses these arrangements to obtain liquidity and not to protect against changes in the market value of the underlying securities.  The bankruptcy, receivership or default by the issuer of the demand feature, or a default on the underlying security or other event that terminates the demand feature before its exercise, will adversely affect the liquidity of the underlying security.  Demand features that are exercisable even after a payment default on the underlying security may be treated as a form of credit enhancement.

Bankers’ Acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of purchase such banks have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements).

Bank Deposit Instruments.  Certificates of deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.  The Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus, and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (the “FDIC”) or the Savings Association Insurance Fund.

Eurodollar Obligations.  Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States.  Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank.

Yankee CDs are CDs issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.

Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.

Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations.  Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.  The Fund will purchase only commercial paper rated in one of the two highest categories at the time of purchase by an NRSRO or, if not rated, found by the Adviser to present minimal credit risks and to be of comparable quality in accordance with guidelines established by the Board, instruments that are rated high quality (i.e., in one of the two top ratings categories) by an NRSRO that is neither controlling, controlled by, or under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instruments.  For a description of the rating symbols of each NRSRO, see Appendix A to this SAI.

Short-Term Funding Agreements.  The Fund may invest in short-term funding agreements (sometimes referred to as guaranteed investment contracts or “GICs”) issued by insurance companies.  Pursuant to such agreements, the Fund makes cash contributions to a deposit fund of the insurance company’s general account.  The insurance company then credits the Fund, on a monthly basis, guaranteed interest that is based on an index.  The short-term funding agreement provides that this guaranteed interest will not be less than a certain minimum rate.  Because the principal amount of a short-term funding agreement may not be received from the insurance company on seven days notice or less, the agreement is considered to be an illiquid investment and, together with other instruments in the Fund that are not readily marketable, will not exceed 15% of the Fund’s net assets.  In determining dollar-weighted average portfolio maturity, a short-term funding agreement will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

Receipts.

Receipts are separately traded interest and principal component parts of bills, notes, and bonds issued by the U.S. Treasury that are transferable through the federal book entry system, known as “separately traded registered interest and principal securities” (“STRIPS”) and “coupon under book entry safekeeping” (“CUBES”).  These instruments are issued by banks and brokerage firms and are created by depositing Treasury notes and Treasury bonds into a special account at a custodian bank; the custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts.  The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register.  Receipts include Treasury receipts (“TRs”), Treasury investment growth receipts (“TIGRs”), and certificates of accrual on Treasury securities (“CATS”).  The Fund may invest up to 20% of its total assets in receipts.

Investment Grade and High Quality Securities.  The Fund may invest in “investment grade” obligations, which are those rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality.  The applicable securities ratings are described in Appendix A to this SAI.  “High-quality” short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated “A-1” or “A-2” by Standard & Poor’s (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Fund under guidelines adopted by the Board.

Loans and Other Direct Debt Instruments.  Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties.  Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments also may include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand.

U.S. Government Obligations.  U.S. government obligations are obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities.  Obligations of certain agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others are supported only by the credit of the agency or instrumentality.  No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities if it is not obligated to do so by law.  The Fund may invest up to 20% of its total assets in these securities.

Mortgage-Backed Securities.

Mortgage-Backed Securities are backed by mortgage obligations including, among others, conventional 30-year fixed rate mortgage obligations, graduated payment mortgage obligations, 15-year mortgage obligations, and adjustable-rate mortgage obligations.  All of these mortgage obligations can be used to create pass-through securities.  A pass-through security is created when mortgage obligations are pooled together and undivided interests in the pool or pools are sold.  The cash flow from the mortgage obligations is passed through to the holders of the securities in the form of periodic payments of interest, principal, and prepayments (net of a service fee).

Prepayments occur when the holder of an individual mortgage obligation prepays the remaining principal before the mortgage obligation’s scheduled maturity date.  As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates.  Because the prepayment characteristics of the underlying mortgage obligations vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates.  Prepayment rates are important because of their effect on the yield and price of the securities.

Accelerated prepayments have an adverse impact on yields for pass-throughs purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid.  The opposite is true for pass-throughs purchased at a discount.  The Fund may purchase mortgage-backed securities at a premium or at a discount.  Among the U.S. government securities in which the Fund may invest are government mortgage-backed securities (or government guaranteed mortgage-related securities).  Such guarantees do not extend to the value of yield of the mortgage-backed securities themselves or of the Fund’s shares.

U.S. Government Mortgage-Backed Securities.  Certain obligations of certain agencies and instrumentalities of the U.S. government are mortgage-backed securities.  Some such obligations, such as those issued by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; still others, such as those of the Federal Farm Credit Banks or FHLMC, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law.

The principal governmental (i.e., backed by the full faith and credit of the U.S. government) guarantor of mortgage-backed securities is GNMA.  GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development.  GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and pools of FHA-insured or VA-guaranteed mortgages.  Government-related (i.e., not backed by the full faith and credit of the U.S. government) guarantors include FNMA and FHLMC.  FNMA and FHLMC are government-sponsored corporations owned entirely by private stockholders.  Pass-through securities issued by FNMA and FHLMC are guaranteed as to timely payment of principal and interest, but are not backed by the full faith and credit of the U.S. government.

GNMA Certificates are mortgage-backed securities that evidence an undivided interest in a pool or pools of mortgages.  GNMA certificates that the Fund may purchase are the “modified pass-through” type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the “issuer” and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration (“FHA”) or guaranteed by the Veterans Administration (“VA”).  The GNMA guarantee is backed by the full faith and credit of the U.S. government.  GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

The estimated average life of a GNMA certificate is likely to be substantially shorter than the original maturity of the underlying mortgages.  Prepayments of principal by mortgagors and mortgage foreclosures usually will result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool.  Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates above par in the secondary market.

FHLMC Securities.  FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages.  FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates and collateralized mortgage obligations (“CMOs”).  Participation certificates resemble GNMA certificates in that each participation certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FHLMC guarantees timely monthly payment of interest on participation certificates and the ultimate payment of principal.  FHLMC Gold participation certificates guarantee the timely payment of both principal and interest.

FHLMC CMOs are backed by pools of agency mortgage-backed securities and the timely payment of principal and interest of each tranche is guaranteed by the FHLMC.  The FHLMC guarantee is not backed by the full faith and credit of the U.S. government.

FNMA Securities.  FNMA was established in 1938 to create a secondary market in mortgages insured by the FHA, but has expanded its activity to the secondary market for conventional residential mortgages.  FNMA primarily issues two types of mortgage-backed securities, guaranteed mortgage pass-through certificates (“FNMA Certificates”) and CMOs.  FNMA Certificates resemble GNMA certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool.  FNMA guarantees timely payment of interest and principal on FNMA Certificates and CMOs.  Although the FNMA guarantee is not backed by the full faith and credit of the U.S. government, FNMA may borrow under a line of credit from the U.S. Treasury.

Collateralized Mortgage Obligations.  CMOs are securities backed by a pool of mortgages in which the principal and interest cash flows of the pool are channeled on a prioritized basis into two or more classes, or tranches, of bonds.

Non-Government Mortgage-Backed Securities.  The Fund may invest in mortgage-related securities issued by non-government entities.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers also may be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities.  Pools created by such non-government issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government guarantees of payments in the former pools.  However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance.  The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.  Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a non-government mortgage-backed security meets the Fund’s investment quality standards.  There can be no assurance that the private insurers can meet their obligations under the policies.  The Fund may buy non-government mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Adviser determines that the securities meet the Fund’s quality standards.  Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.  The Fund will not purchase mortgage-related securities or any other assets that, in the opinion of the Adviser, are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be invested in illiquid securities.

The Fund may purchase mortgage-related securities with stated maturities in excess of 10 years.  Mortgage-related securities include CMOs and participation certificates in pools of mortgages.  The average life of mortgage-related securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years.  The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments.  The rate of such prepayments, and hence the average life of the certificates, will be a function of current market interest rates and current conditions in the relevant housing markets.  The impact of prepayment of mortgages is described under “Government Mortgage-Backed Securities.” Estimated average life will be determined by the Adviser.  Various independent mortgage-related securities dealers publish estimated average life data using proprietary models, and in making such determinations, the Adviser will rely on such data except to the extent such data are deemed unreliable by the Adviser.  The Adviser might deem data unreliable that appeared to present a significantly different estimated average life for a security than data relating to the estimated average life of comparable securities as provided by other independent mortgage-related securities dealers.

Foreign Investments.  The Fund may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including sponsored and unsponsored American Depositary Receipts (“ADRs”) and securities purchased on foreign securities exchanges.  Such investment may subject the Fund to significant investment risks that are different from, and additional to, those related to investments in obligations of U.S. domestic issuers or in U.S. securities markets.  Unsponsored ADRs may involve additional risks.  The Fund may invest up to 10% of its total assets in foreign equity securities traded on U.S. exchanges.

The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations.  In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets.  Foreign issuers, brokers, and securities markets may be subject to less government supervision.  Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, which may result in substantial delays.  It also may be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Adviser will be able to anticipate these potential events or counter their effects.

The considerations noted above generally are intensified for investments in developing countries.  Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons.  Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Derivatives.

Futures and Options.

Futures Contracts.  The Fund may enter into futures contracts, including stock index futures contracts and options on futures contracts for the purposes of remaining fully invested and reducing transaction costs.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security, class of securities, or an index, at a specified future time and at a specified price.  In a stock index futures contract, two parties agree to receive or deliver a specified amount of cash multiplied by the difference between the stock index value at the close of trading of the contracts and the price at which the futures contract is originally struck.  Futures contracts, which are standardized as to maturity date and underlying financial instrument, are traded on national futures exchanges.  The Commodity Futures Trading Commission (the “CFTC”), a U.S. governmental agency, regulates futures exchanges and trading under the Commodity Exchange Act.

Although futures contracts by their terms call for actual delivery and receipt of the underlying securities, in most cases these contracts are closed out before the settlement date without actual delivery or receipt.  Closing out an open futures position is done by taking an offsetting position in an identical contract to terminate the position (buying a contract that has previously been “sold,” or “selling” a contract previously purchased).  Taking an offsetting position also can be accomplished by the acquisition of put and call options on futures contracts that will, respectively, give the Fund the right (but not the obligation), in return for the premium paid, for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.  Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders, such as the Fund, are required to make a good faith margin deposit in cash or liquid securities with a broker or custodian to initiate and maintain open positions in futures contracts.  A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date.  Minimal initial margin requirements are established by the futures exchange and are subject to change.  Brokers may establish deposit requirements that are higher than the exchange minimums.  Initial margin deposits on futures contracts are customarily set at levels much lower than the prices at which the underlying securities are purchased and sold, typically ranging upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily.  If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.  Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.  Variation margin payments are made to and from the futures broker for as long as the contract remains open.  The Fund expects to earn interest income on its margin deposits.

When interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund may seek to offset a decline in the value of its portfolio securities through the sale of futures contracts.  When interest rates are expected to fall or market values of portfolio securities are expected to rise, the Fund may purchase futures contracts in an attempt to secure better rates or prices on anticipated purchases than those that might later be available in the market.

The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase.  The Fund also may enter into futures contracts as a temporary substitute to maintain exposure to a particular market or security pending investment in that market or security.

Restrictions on the Use of Futures Contracts.  The Fund will not enter into futures contract transactions for purposes other than bona fide hedging purposes to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund’s total assets.  In addition, the Fund will not enter into futures contracts to the extent that the value of the futures contracts held would exceed 1/3 of the Fund’s total assets.  Futures transactions will be limited to the extent necessary to maintain the Fund’s qualification as a regulated investment company.

In accordance with CFTC regulations, the Trust, as a registered investment company, has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.  In connection with this exclusion, the Trust has undertaken to submit to any CFTC special calls for information.

In addition to the margin restrictions discussed above, transactions in futures contracts may involve the segregation of funds pursuant to requirements imposed by the Securities and Exchange Commission (the “SEC”).  Under those requirements, where the Fund has a long position in a futures contract, it may be required to establish a segregated account (not with a futures commission merchant or broker) containing cash or liquid securities equal to the purchase price of the contract (less any margin on deposit).  For a short position in futures contracts held by the Fund, those requirements may mandate the establishment of a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to the amounts deposited as margin, equal the market value of the instruments underlying the futures contracts (but is not less than the price at which the short position was established).  However, segregation of assets is not required if the Fund “covers” a long position.  For example, instead of segregating assets, the Fund, when holding a long position in a futures contract, could purchase a put option on the same futures contract with a strike price as high or higher than the price of the contract held by  the Fund.  In addition, where the Fund takes short positions, it need not segregate assets if it “covers” these positions.  For example, where the Fund holds a short position in a futures contract, it may cover by owning the instruments underlying the contract.  The Fund also may cover such a position by holding a call option permitting it to purchase the same futures contract at a price no higher than the price at which the short position was established.  Where the Fund sells a call option on a futures contract, it may cover either by entering into a long position in the same contract at a price no higher than the strike price of the call option or by owning the instruments underlying the futures contract.  The Fund also could cover this position by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

In addition, The Internal Revenue Code of 1986, as amended (the “Code”), imposes certain continuing requirements on the Trust for qualification as a registered investment company.   The Code, and the Trust’s intention to qualify as a registered investment company thereunder, may limit the transactions involving futures contracts entered into by the Fund.

Risk Factors in Futures Transactions.  Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures.  However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close a futures position.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain the required margin.  In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so.  In addition, the Fund may be required to make delivery of the instruments underlying the futures contracts that it holds.  The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge them.  The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing.  Because the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there may be increased participation by speculators in the futures market that also may cause temporary price distortions.  A relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor.  For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out.  Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.  However, because the futures strategies engaged in by the Fund are only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions.  The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Use of futures transactions by the Fund involves the risk of imperfect or no correlation where the securities underlying the futures contract have different maturities than the portfolio securities being hedged.  It also is possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities.  There also is the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has open positions in a futures contract or related option.

The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner.  Such unanticipated changes also may result in poorer overall performance than if the Fund had not entered into any futures transactions.  Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies.

The Fund may invest in futures contracts in a manner consistent with its policies for investing in derivative instruments, as established by the Board.  The Fund may utilize futures contracts for speculative purposes (for example, to generate income), to hedge or as a substitute for investing directly in securities.

Options.  The Fund may write (i.e. sell) call options that are traded on national securities exchanges with respect to common stock in its portfolio.  The Fund may only write covered calls on up to 25% of its total assets.  The Fund must at all times have in its portfolio the securities that it may be obligated to deliver if the option is exercised.  The Fund may write call options in an attempt to realize a greater level of current income than would be realized on the securities alone.  The Fund also may write call options as a partial hedge against a possible stock market decline.  In view of its investment objective, the Fund generally would write call options only in circumstances where the Adviser does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.  As the writer of a call option, the Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised.  So long as the Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit.  The Fund retains the risk of loss should the value of the underlying security decline.  The Fund also may enter into “closing purchase transactions” in order to terminate its obligation as a writer of a call option prior to the expiration of the option.  Although the writing of call options only on national securities exchanges increases the likelihood of the Fund’s ability to make closing purchase transactions, there is no assurance that the Fund will be able to effect such transactions at any particular time or at any acceptable price.  The writing of call options could result in increases in the Fund’s portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

Puts.  A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price.  The Fund may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.  The amount payable to the Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.

The Fund may acquire puts to facilitate the liquidity of its portfolio assets.  The Fund also may use puts to facilitate the reinvestment of its assets at a rate of return more favorable than that of the underlying security.  The Fund generally will acquire puts only where the puts are available without the payment of any direct or indirect consideration.  However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities that are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).  The Fund intends to acquire puts only from dealers, banks and broker-dealers that, in the Adviser’s opinion, present minimal credit risks.

Other Investments.

Illiquid Investments are investments that cannot be sold or disposed of, within seven business days, in the ordinary course of business at approximately the prices at which they are valued.

Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Board monitors investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Adviser may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days and certain restricted securities the Adviser has determined not to be liquid.

In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith pursuant to procedures approved by the Board.  If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund would seek to take appropriate steps to protect liquidity.

Restricted Securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to seek registration of the shares.  The Fund may invest up to 20% of its total assets in restricted securities.

Participation Interests.  The Fund may purchase interests in securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies.  These interests may take the form of participation, beneficial interests in a trust, partnership interests or any other form of indirect ownership.  The Fund invests in these participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying securities.

Warrants are securities that give the Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time.  The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations.  As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.  The Fund may invest up to 10% of its total assets in warrants.

Other Investment Companies.  The Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.  Pursuant to an SEC exemptive order, the Fund may invest in the money market funds of the Trust.  The Adviser will waive its investment advisory fee with respect to assets of the Fund invested in any of the money market funds of the Trust, and, to the extent required by the laws of any state in which the Fund’s shares are sold, the Adviser will waive its investment advisory fee as to all assets invested in other investment companies.

Exchange Traded Funds (“ETFs”) are investment companies whose primary objective is to achieve the same rate of return as a particular market index while trading throughout the day on an exchange.  ETF shares are sold initially in the primary market in units of 50,000 or more (“creation units”).  A creation unit represents a bundle of securities that replicates, or is a representative sample of, a particular index and that is deposited with the ETF.  Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash.  The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks.  The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities.  The Fund would purchase and sell individual shares of ETFs in the secondary market.  These secondary market transactions require the payment of commissions.

Risk Factors Associated with Investments in ETFs.  ETF shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that the Fund could receive less from the sale of shares of an ETF it holds than it paid at the time it purchased those shares.  Furthermore, there may be times when the exchange halts trading, in which case the Fund owning ETF shares would be unable to sell them until trading is resumed.  In addition, because ETFs invest in a portfolio of common stocks, the value of an ETF could decline if stock prices decline.  An overall decline in stocks comprising an ETF’s benchmark index could have a greater impact on the ETF and investors than might be the case in an investment company with a more widely diversified portfolio.  Losses could also occur if the ETF is unable to replicate the performance of the chosen benchmark index.

Other risks associated with ETFs include the possibility that: (i) an ETF’s distributions may decline if the issuers of the ETF’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF could be terminated.  Should termination occur, the ETF could have to liquidate its portfolio securities when the prices for those securities are falling.  In addition, inadequate or irregularly provided information about an ETF or its investments, because ETFs are passively managed, could expose investors in ETFs to unknown risks.

INVESTMENT STRATEGIES.

The Fund’s principal investment strategies are described in the prospectus.  To carry out its investment strategy, the Fund may engage in one or more of the following activities:

Temporary Defensive Measures.  For temporary defensive purposes in response to market conditions, the Fund may hold up to 100% of its assets in cash or high quality, short-term obligations such as domestic and foreign commercial paper (including variable-amount master demand notes), bankers’ acceptances, certificates of deposit and demand and time deposits of domestic and foreign branches of U.S. banks and foreign banks, and repurchase agreements.  (See “Foreign Securities” for a description of risks associated with investments in foreign securities.)  These temporary defensive measures may result in performance that is inconsistent with the Fund’s investment objective.

Repurchase Agreements.  Securities held by the Fund may be subject to repurchase agreements.  Under the terms of a repurchase agreement, the Fund would acquire securities from financial institutions or registered broker-dealers deemed creditworthy by the Adviser pursuant to guidelines adopted by the Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price.  The seller is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest).  If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price, or to the extent that the disposition of such securities by the Fund is delayed pending court action.  The Fund may invest up to 20% of its total assets in repurchase agreements.

Reverse Repurchase Agreements.  The Fund may borrow funds equal to 33-1/3% of its total assets for temporary purposes by entering into reverse repurchase agreements.  Reverse repurchase agreements are considered to be borrowings under the 1940 Act.  Pursuant to such an agreement, the Fund would sell a portfolio security to a financial institution such as a bank or a broker-dealer, and agree to repurchase such security at a mutually agreed-upon date and price.  At the time the Fund enters into a reverse repurchase agreement, it will segregate custodial account assets (such as cash or liquid securities), consistent with the Fund’s investment restrictions, having a value equal to the repurchase price (including accrued interest).  The collateral will be marked-to-market on a daily basis, and will be monitored continuously to ensure that such equivalent value is maintained.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Securities Lending Transactions.   The Fund may from time to time lend securities from its portfolio to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  KeyBank National Association, an affiliate of the Adviser (“KeyBank”), serves as lending agent for the Fund pursuant to a Securities Lending Agency Agreement that was adopted by the Board.  Under the Fund’s current practices (which are subject to change), the Fund must receive initial collateral equal to 102% of the market value of the loaned securities, plus any interest due in the form of cash or U.S. government obligations.  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  Pursuant to an SEC exemptive order, KeyBank has entered into an arrangement with the Fund whereby KeyBank receives a fee based on a percentage of the net returns generated by the lending transactions.  Under the Securities Lending Agency Agreement, KeyBank receives a pre-negotiated percentage of the net earnings on the investment of the collateral.  The Fund will not lend portfolio securities to: (a) any “affiliated person” (as that term is defined in the 1940 Act) of the Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any interest negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Fund at any time.  While the Fund will not have the right to vote securities on loan, it intends to terminate loans and regain the right to vote if that is considered important with respect to the investment.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Board.  The Fund will limit its securities lending to 33 1/3% of total assets.

Short Sales Against-the-Box.  The Fund will not make short sales of securities, other than short sales “against-the-box.”  In a short sale against-the-box, the Fund sells a security that it owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future.  The Fund will enter into short sales against-the-box to hedge against unanticipated declines in the market price of portfolio securities.  If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

When-Issued Securities.  The Fund may purchase securities on a when-issued basis (i.e., for delivery beyond the normal settlement date at a stated price and yield).  When the Fund agrees to purchase securities on a when-issued basis, the custodian will set aside in a separate account cash or liquid securities equal to the amount of the commitment.  Normally, the custodian will segregate portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the segregated assets remains equal to the amount of the Fund’s commitment.  It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.  When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade.  Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous.  The Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective.  The Fund may invest up to 33-1/3% of its assets in when-issued securities.

Delayed-Delivery Transactions.  The Fund may buy and sell securities on a delayed-delivery basis.  These transactions involve a commitment by the Fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future).  Typically, no interest accrues to the purchaser until the security is delivered. The Fund may receive fees for entering into delayed-delivery transactions.  The Fund may invest up to 33-1/3% of its assets in delayed-delivery transactions.

When purchasing securities on a delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risks of price and yield fluctuations in addition to the risks associated with the Fund’s other investments.  Because the Fund is not required to pay for securities until the delivery date, these delayed-delivery purchases may result in a form of leverage.  When delayed-delivery purchases are outstanding, the Fund will segregate cash and appropriate liquid assets to cover its purchase obligations.  When the Fund has sold a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to the security.  If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or suffer a loss.

The Fund may renegotiate delayed-delivery transactions after they are entered into or may sell underlying securities before they are delivered, either of which may result in capital gains or losses.

Secondary Investment Strategies.  In addition to the principal strategies described in the prospectus, the Fund may invest up to 20% of its total assets in preferred stocks, investment grade corporate debt securities, short-term debt obligations and U.S. government obligations; and may, but is not required to, use derivative instruments.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES.

The Fund’s NAV is determined and the Fund’s shares are priced as of the valuation time indicated in the prospectus on each Business Day.  A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities listed or traded on domestic securities exchanges, including American Depositary Receipts (“ADRs”) and convertible debt securities are valued at the closing price on the exchange where the security is principally traded or at the NASDAQ Official Closing Price (“NOCP”).  If there have been no sales for that day on the primary exchange, a security is valued at the last available bid quotation on the exchange where the security is principally traded.  Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Board.  Prices provided by the pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institutional-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.  Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.  Futures contracts are valued at settlement price established each day by the board of trade or an exchange on which they are traded.  Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices.  Investments in other open-end investment companies are valued at net asset value.  Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the Fund’s NAV are generally determined at such times.  Foreign currency exchange rates are also generally determined prior the close of the NYSE.  Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE.  If events affecting the value of securities occur during such a period, and the Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

PERFORMANCE.

From time to time, the “standardized yield,” “distribution return,” “dividend yield,” “average annual total return” and “total return,” of an investment in Fund shares may be advertised.  An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

Yield and total return information may be useful to contract owners in reviewing the Fund’s performance.  The Fund’s advertisement of its performance must, under applicable SEC rules, include the average annual total returns for the Fund for the 1, 5, and 10-year period as of the most recently ended calendar quarter.  This enables a contract owner to compare the Fund’s performance to the performance of other funds for the same periods.  However, a number of factors should be considered before using such information as a basis for comparison with other investments.  The Fund’s shares are not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis.  When redeemed, shares of the Fund may be worth more or less than their original cost.  Yield and total return for any given past period are not a prediction or representation by the Trust of future yields or rates of return on its shares.  The yield and total returns of shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund hold, and operating expenses.  Class A Shares are subject to an annual contract owner administrative services fee of up to 0.25% of average daily net assets and an annual Rule 12b-1 fee of up to 0.25% of average daily net assets.

Standardized Yield.  The “yield” (referred to as “standardized yield”) of the Fund for a given 30-day period is calculated using the following formula set forth in rules adopted by the SEC that apply to all funds that quote yields:

Standardized Yield = 2 [(a-b + 1)6 - 1]

cd

The symbols above represent the following factors:

a =	dividends and interest earned during the 30-day period.
b =	expenses accrued for the period (net of any expense reimbursements).
c =	the average daily number of shares of outstanding during the 30-day period that were entitled to receive dividends.
d =	the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

The Fund’s standardized yield for a 30-day period may differ from its yield for any other period.  The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.  This standardized yield is not based on actual distributions paid by the Fund in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund’s portfolio investments calculated for that period.  The standardized yield may differ from the “dividend yield,” described below.

Dividend Yield and Distribution Returns.  From time to time the Fund may quote a “dividend yield” or a “distribution return.”  Dividend yield is based on the Fund’s dividends derived from net investment income during a one-year period.  Distribution return includes dividends derived from net investment income and from net realized capital gains declared during a one-year period.  The “dividend yield” is calculated as follows:

Dividend Yield =	Dividends for a Period of One-Year
Maximum Offering Price (last day of period)

Total Return Calculations.  Total returns quoted in advertising reflect all aspects of the Fund’s return, including the effect of reinvesting dividends and net capital gain distributions (if any), and any change in the Fund’s NAV over the period.  Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.  For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on an annually compounded basis in ten years.  While average annual total returns (or “annualized total return”) are a convenient means of comparing alternative choices to fund a variable contract, contract owners should realize that performance for the Fund is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

Total Returns.  The “average annual total return” of the Fund is an average annual compounded rate of return for each year in a specified number of years.  It is based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n”) to achieve an Ending Redeemable Value (“ERV”), according to the following formula:

(ERV/P)1/n-1 = Average Annual Total Return

The cumulative “total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year.  Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis.  Total return is determined as follows:

ERV - P = Total Return

    P

Total returns also assume that all dividends and net capital gains distributions during the period are reinvested to buy additional shares at NAV, and that the investment is redeemed at the end of the period.

The Fund’s total return should be distinguished from the rate of return of the corresponding separate account.  The separate account’s return reflects the deduction of additional insurance charges, including mortality and expense risk charges, resulting in a lower rate of return.  Because the Fund’s yield or total return does not reflect these additional charges, this performance information should not be compared with that of mutual funds that are sold directly to the public.  The Fund’s performance information will only be included in sales literature if comparable performance figures for the corresponding separate account are also included.  Contract owners should consult the separate account prospectus for further information.

Other Performance Comparisons

From time to time, the Fund may publish the ranking of its performance or the performance of its shares by Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies, including the Fund, and ranks the performance of the Fund against all other funds in similar categories.  The Lipper performance rankings are based on total returns that include the reinvestment of capital gains distributions and income dividends but do not take sales charges or taxes into consideration.

From time to time the Fund may publish its rating or that of its shares by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, including the Fund, in broad investment categories (domestic equity, international equity taxable bond or municipal bond) monthly, based upon the Fund’s three, five, and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns.  Such returns are adjusted for fees and sales loads.  There are five rating categories with a corresponding number of stars:  highest (5), above average (4), neutral (3), below average (2), and lowest (1).

The total return on an investment made in the Fund may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the prospectus.  These indices are unmanaged and do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.  The Fund’s total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Fund may be quoted and compared to other mutual funds with similar investment objectives that serve as funding vehicles for separate accounts offering variable contracts in advertisements, shareholder reports or other communications to shareholders.  These communications may also include performance calculations that describe hypothetical investment results.  (Such performance examples are based on an express set of assumptions and are not indicative of the performance of the Fund.)  In addition, these communications may include discussions or illustrations of the effects of compounding.  “Compounding” refers to the fact that the receipt of additional contract units attributable to the Fund’s dividends or other distributions (which distributions are reinvested in additional Fund shares) results in an increase in the value, not only of the units representing the original Fund shares acquired by the separate account, but also of additional units previously received.

The Fund also may include discussions or illustrations of the potential investment goals of a prospective contract owner (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of the Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and Treasury bills.  From time to time advertisements or other sales literature may summarize the substance of information contained in the Fund’s financial reports (including the investment composition of the Fund, as well as the views of the investment adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund).  Sales literature relating to the Fund may also include charts, graphs or drawings that illustrate the potential risks and rewards of various investment vehicles, including but not limited to stock, bonds, and Treasury bills, as compared to owning a contract with a separate account investing in the Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging, and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments.  In addition, sales literature may include a discussion of certain attributes or benefits resulting from participation in a separate account that invests in the Fund.  Such sales literature may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  With proper authorization, the Fund may reprint articles (or excerpts) written regarding the Fund and provide them to prospective contract owners.  Performance information with respect to the Fund is generally available by contacting your participating insurance company.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis.  Advertisements may also include descriptive information about the Adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management, and its investment philosophy.

When comparing yield, total return, and investment risk of the Fund with other variable contract funding vehicles, contract owners should understand that certain other vehicles have different risk characteristics than the Fund’s shares.  For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund’s returns will fluctuate and its share values and returns are not guaranteed.  Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal.  U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.

The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change.  When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Fund may not be able to accept purchase or redemption requests.  The Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days.

The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one separate account.  The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of the Fund.  Separate accounts receiving securities or other property on redemption may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.

Purchasing and Redeeming Shares.

As described in the prospectus, shares of the Fund may be purchased and redeemed solely through variable annuity contracts and variable life insurance policies (collectively, “contracts”) offered by separate accounts of participating insurance companies.  The separate accounts purchase and redeem shares of the Fund based on, among other things, the amount of premium payments received on that day pursuant to contracts, but only on days when the NYSE is open for trading.  Such purchases and redemptions of Fund shares are effected at the Fund’s NAV determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on that same day.  No fee is charged to the separate accounts of the participating insurance companies when they redeem Fund shares.

DIVIDENDS AND DISTRIBUTIONS.

The Fund distributes substantially all of its net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Fund to qualify for favorable federal tax treatment.  The Fund ordinarily declares and pays dividends quarterly.  If the Fund makes a capital gains distribution, it is declared and paid annually.

For this purpose, the net income of the Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any, and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.  The expenses and liabilities of the Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES.

The following is only a summary of certain additional federal income tax considerations that are not described in the prospectus and generally affect the Fund and its shareholders.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are based on tax laws and regulations in effect as of the respective dates of this SAI and the prospectus, and may change as a result of legislative, administrative, and judicial action.  These discussions are not intended as substitutes for careful tax planning.

The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code.  If so qualified, the Fund will not be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts underlying the contracts of participating insurance companies that hold its shares.  In addition, if the Fund distributes annually its ordinary income and capital gain net income, in the manner prescribed in the Code, it will also not be subject to the 4% federal excise tax otherwise applicable to a RIC on any of its undistributed income or gains.  If the Fund fails to qualify as a RIC, it would be subject to tax on its net investment income and net capital gains without being able to deduct dividends paid to shareholders, thereby reducing the amounts available for distribution to the separate accounts invested in the Fund.  Under current tax law, capital gains or dividends from the Fund are not currently taxable to a holder of a contract when left to accumulate within such contract.

Section 817(h) of the Code requires that investments of a segregated asset account underlying a contract be “adequately diversified,” in accordance with Treasury Regulations promulgated thereunder, in order for the holder of the contract based on such account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code.  Regulations under section 817(h) provide, among other things, the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements.  Under the Regulations, if a RIC satisfies certain conditions, the RIC will not be treated as a single investment of the account for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC.  The Fund plans to satisfy these conditions at all times so that each account of a participating insurance company investing in the Fund will be treated as owning its proportionate share of the Fund’s assets for purposes of determining whether it is adequately diversified under the Code and Regulations.

For information concerning the federal income tax consequences to the holders of contracts, such holders should consult the prospectus for their particular contract.

TRUSTEES AND OFFICERS.

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  As a result of Mr. Noall’s death in March 2007 and the resignation of Frankie Hughes’ effective December 31, 2007, the Board currently has two vacancies and eight Trustees, none of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, length of time served, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.  Each Trustee oversees one portfolio in the Trust, 20 portfolios in The Victory Portfolios, and one portfolio in The Victory Institutional Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex.  There is no defined term of office and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  Each Trustee’s address is c/o The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.

Independent Trustees.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held in Public Companies

Mr. David Brooks Adcock, 56	Trustee	February 2005	General Counsel, Duke University and Duke University Health System.	Durham Casualty Co., Ltd.

Mr. Nigel D. T. Andrews, 61	Vice Chair and Trustee	August 2002	Retired (since 2001).	Chemtura Corporation; Old Mutual plc.

Ms. E. Lee Beard, 56	Trustee	February 2005

Principal Owner (since 2005) The Henlee Group, LLC (financial services consulting); President/Owner (2003-2005) ELB Consultants; President, Chief Executive Officer and Director (1998-2003) Northeast Pennsylvania Financial Corp. (full service financial services); President, Chief Executive Officer and Director (1993-2003), First Federal Bank (full service financial services).

None.

Ms. Jakki L. Haussler, 50	Trustee	February 2005

Chairman and Chief Executive Officer, Opus Capital Management, Inc. (asset management); Partner (since 2002), Adena Ventures, LP (venture capital); Managing Director (since 2001), Capvest Venture Fund, LP (venture capital).

None.

Ms. Lyn Hutton, 58	Trustee	March 2002

Executive Vice President and Chief Investment Officer, The Commonfund for Nonprofit Organizations (since January 2003); Vice President and Chief Financial Officer, John D. & Catherine T. MacArthur Foundation (grant making) (June 1998-January 2003).

Chittenden Corporation.

Dr. Thomas F. Morrissey, 73	Trustee	February 1998	Professor (Emeritus since 2004), Weatherhead School of Management, Case Western Reserve University.	None.

Ms. Karen F. Shepherd, 67	Trustee	August 2002	Member, Shepherd Properties, LC and Vincent Shepherd Investments, LC (real estate investments); EMILY’s List (political action committee) (2002-2003).	UBS Bank USA; OC Tanner Co.

Mr. Leigh A. Wilson, 63	Chair and Trustee	February 1998	Chief Executive Officer, New Century Living, Inc. (full service independent living for senior citizens); Director, The Mutual Fund Directors Forum, since 2004.	Chair, Old Mutual Advisor Funds II (18 portfolios).

The following standing Committees of the Board are currently in operation: Investment, Business and Legal, Audit, Board Governance and Nominating, Agenda, Service Provider, and Oversight and Compliance.  In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern.  In addition, a Committee may form a Sub-Committee to address particular areas of concern to that Committee.

The members of the Investment Committee are Ms. Shepherd (Chair), Ms. Haussler (Vice Chair) and Ms. Hutton.  The function of this Committee is to oversee the Funds’ compliance with investment objectives, policies and restrictions, including those imposed by law or regulation.

The members of the Business and Legal Committee are Mr. Adcock (Chair), Ms. Beard (Vice Chair), Mr. Andrews and Dr. Morrissey.  The function of this Committee is to oversee the performance of service providers under agreements with the Funds (other than the investment adviser and independent auditor) and to oversee compliance with Fund policies and procedures (other than investment-related policies and procedures).

The members of the Audit Committee are Dr. Morrissey (Chair), Mr. Adcock (Vice Chair), Mr. Andrews and Ms. Beard.  The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.

The Board Governance and Nominating Committee consists of all of the Independent Trustees.  Mr. Andrews currently serves as the Chair of this Committee.  The functions of this Committee are to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.

The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee.  A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of The Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219.  The Committee (or a designated Sub-Committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Funds or other individuals, including professional recruiters.  The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation.  In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Funds or any third party.  The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.

The members of the Service Provider Committee are Ms. Beard (Chair), Ms. Haussler and, Dr. Morrissey.  This Committee negotiates the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers; and assists the Board in its annual review of the Funds’ investment advisory agreements.

The Oversight and Compliance Committee consists of the Chair of the Board, the Chair of the Audit Committee and another Trustee, as determined annually on a rotating basis.  Currently, Mr. Wilson, Dr. Morrissey and Mr. Adcock serve on this Committee.  The primary purpose of this Committee is to address issues involving conflicts of interest, ethics or other issues that may involve more than one Board Committee.  This Committee also serves as the Qualified Legal Compliance Committee.

The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended December 31, 2007, the Board held six regular, one telephonic and four special meetings; the Audit Committee held five meetings;  the Investment, Business and Legal, Board Governance and Nominating, and Oversight and Compliance Committees each held four meetings; the Service Provider Committee held three meetings; and the Agenda Committee held five meetings (but took no formal action).    In addition, several Sub-Committees and Special Committees met at various times during the fiscal year.

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2007.  No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or Victory Capital Advisers, Inc. (the “Distributor”) or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor.  As of January 31, 2007, the Trustees and officers as a group owned beneficially less than 1% of all classes of outstanding shares of the Funds.

Independent Trustees.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock
Mr. Andrews
Ms. Beard
Ms. Haussler

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Ms. Hughes*
Ms. Hutton
Dr. Morrissey
Ms. Shepherd
Mr. Wilson

*  Ms Hughes, who had been an Independent Trustee, resigned effective December 31, 2007

Interested Trustee.

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Noall**

** Mr. Noall, who had been an Independent Trustee, passed away in March 2007.

Remuneration of Trustees and the Chief Compliance Officer.

The Victory Fund Complex pays each Trustee and Advisory Trustee an annual fee of $65,000 for overseeing the operations of each Fund in the Complex and an additional per meeting fee ($5,000 per in person and $2,500 per telephone meeting).  For each additional meeting of the Board, above five, the Complex pays each Trustee and Advisory Trustee $3,000 ($1,500 for a telephone meeting).  For any special Sub-Committee meetings, participating Trustees and Advisory Trustees receive $1,000.  The Chair receives an additional annual retainer of $50,000.  During this period, the Adviser paid the expenses of Mr. Noall.  The following table indicates the compensation received by each Trustee from the Trust and from the Victory Fund Complex for the fiscal year ended December 31, 2007.  The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from Victory Fund Complex
Mr. Adcock
Mr. Andrews
Ms. Beard
Ms. Haussler
Ms. Hughes
Ms. Hutton
Dr. Morrissey
Ms. Shepherd
Mr. Wilson

Interested Trustees.

Trustee	Aggregate Compensation from the Trust	Total Compensation from Victory Fund Complex
Mr. Noall*

Chief Compliance Officer.

Chief Compliance Officer	Aggregate Compensation from the Trust	Total Compensation from the Victory Fund Complex
Mr. Edward J. Veilleux

Deferred Compensation.

In addition to the compensation detailed above, each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”).  Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan, as selected by the Trustee.  The following table lists, as of December 31, 2007, the Trustees who have elected to defer a portion of his or her compensation from the Victory Fund Complex, the Funds owned and the approximate dollar value of the deferred compensation.

Trustee	Victory Fund	Approximate Dollar Value of Deferred Compensation
Mr. Adcock		$52,937
		$49,740
Mr. Noall**
Ms. Shepherd

**  Mr. Noall, who had been an Independent Trustee, passed away in March 2007.

Officers.

The officers of the Trust, their ages, the length of time served and their principal occupations during the past five years, are detailed in the following table.  Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor.  The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219-3035.  Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.  Citi Fund Services Ohio, Inc. (“Citi”) receives fees from the Trust for serving as the Funds’ sub-administrator, transfer agent, dividend disbursing agent and servicing agent.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years

Mr. David C. Brown, 35	President	January 2006	Senior Managing Director, the Adviser (since July 2004). Chief Financial Officer and Chief Operating Officer, Gartmore Emerging Managers (February 2002-July 2004).

Mr. Michael Policarpo, II, 33	Vice President	May 2006

Managing Director of the Adviser (since July 2005), Vice President of Finance, Gartmore Global Investments, Inc. (August 2004-July 2005), Chief Financial Officer of Advisor Services, Gartmore Global Investments, Inc. (August 2003-August 2004), and Corporate Controller, Gartmore Global Investments, Inc. (June 2000-August 2003).

Mr. Christopher K. Dyer, 46	Secretary	February 2006	Head of Mutual Fund Administration, the Adviser.

Mr. Jay G. Baris, 54	Assistant Secretary	December 1997	Partner, Kramer Levin Naftalis & Frankel LLP.

Mr. Christopher E. Sabato, 39	Treasurer	February 2005	Vice President, Fund Administration, Citi.

Mr. Michael Donahoe, 43	Anti-Money Laundering Compliance Officer	October 2007	VP Fund Compliance, Citi (since July 2006); Chief Financial Officer and Chief Compliance Officer, Shaker Investments, LLC (August 2002-July 2006).

Mr. Edward J. Veilleux, 64	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting) (since 2002);

ADVISORY AND OTHER CONTRACTS.

Investment Adviser.

One of the Trust’s most important contracts is with the Adviser, a New York corporation registered as an investment adviser with the SEC.  The Adviser is a wholly owned subsidiary of Key Bank, which is the principal banking subsidiary of KeyCorp.  As of December 31, 2007, the Adviser and its affiliates managed assets totaling in excess of $60 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.

KeyCorp, a financial services holding company, is headquartered at 127 Public Square, Cleveland, Ohio 44114.  As of December 31, 2007, KeyCorp had an asset base of approximately $100 billion, with banking and trust and investment offices throughout the United States.  KeyCorp’s major business activities include providing traditional banking and associated financial services to consumer, business and commercial markets.  Its non-bank subsidiaries include investment advisory, securities brokerage, insurance and leasing companies.

The Fund pays the Adviser a fee equal to 0.30% of its average daily net assets.

From time to time, advertisements, supplemental sales literature and information furnished to present or prospective owners of contracts offered by separate accounts that may invest in the Fund may include descriptions of KeyBank and the Adviser including, but not limited to, (1) descriptions of the operations of KeyBank and the Adviser; (2) descriptions of certain personnel and their functions; and (3) statistics and rankings related to the operations of KeyBank and the Adviser.

The Advisory Agreement.

Unless sooner terminated, the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”), provides that it will continue in effect as to the Fund for an initial two-year term and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined under “Additional Information — Miscellaneous”), and, in either case, by a majority of the Trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any party to the Agreement, by votes cast in person at a meeting called for such purpose.  The Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty, by vote of a majority of the outstanding shares of the Fund, by vote of the Board, or by the Adviser.  The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser.  In addition, the Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of KeyCorp as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

For the three fiscal years ended December 31, 2007, the Adviser earned the following advisory fees with respect to the Fund.  The amount of fees paid to the Adviser is shown net of the amount of fee reduction.

2007		2006		2005
Fees Paid	Fee Reduction	Fees Paid	Fee Reduction	Fees Paid	Fee Reduction
		$135,459	0	$101,528	0

Portfolio Managers.

This section includes information about the Fund’s portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. The portfolio managers listed below manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.

Portfolio Management Team	Number of Other Accounts (Total Assets) * as of December 31, 2007	Number of Other Accounts (Total Assets)* Subject to a Performance Fee as of December 31, 2007
Lawrence G. Babin, Paul D. Danes and Carolyn M. Rains
Other Investment Companies
Other Pooled Investment Vehicles
Other Accounts

*  Rounded to the nearest billion, or million, as relevant.

In managing other investment companies, other pooled investment vehicles and other accounts, the Adviser may employ strategies similar to those employed by the Fund.  As a result, these other accounts may invest in the same securities as the Fund.  The SAI section entitled “Advisory and Other Contracts — Portfolio Transactions” discusses the various factors that the Adviser considers in allocating investment opportunities among the Funds and other similarly managed accounts.

Fund Ownership

As of December 31, 2007, none of the Fund’s portfolio managers owned any of the Fund’s shares since shares of the Fund may only be owned through contracts offered by separate accounts of participating insurance companies.

Compensation

The portfolio managers of the Fund each receives a base salary plus an annual incentive bonus for managing the Fund, other investment companies, other pooled investment vehicles and other accounts (including other accounts for which the Adviser receives a performance fee).  A manager’s base salary is dependent on the manager’s level of experience and expertise.  The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.

A portfolio manager’s annual incentive bonus is based on the manager’s individual and investment performance results.  The Adviser establishes a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  This target is set at a percentage of base salary, generally ranging from 40% to 150%.  Individual performance is based on balanced scorecard objectives established annually during the first quarter of the fiscal year, and is assigned a 50% weighting.  Individual performance metrics include portfolio structure and positioning as determined by a consultant, research, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to KeyCorp’s corporate philosophy and values, such as leadership and teamwork.  Investment performance is based on investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s), and is assigned a 50% weighting.  The overall performance results of the Fund and all similarly-managed investment companies, pooled investment vehicles and other accounts are compared to the performance information of a peer group of similarly-managed competitors, as supplied by third party analytical agencies.  The manager’s performance versus the peer group then determines the final incentive amount, which generally ranges from zero to 150% of the “target,” depending on results.  For example, performance in an upper decile may result in an incentive bonus that is 150% of the “target” while below-average performance may result in an incentive bonus as low as zero.  Performance results for a manager are based on the composite performance of all accounts managed by that manager on a combination of one and three year rolling performance.  Composite performance is calculated on a pre-tax basis and does not reflect applicable fees.

The Fund’s portfolio managers participate in the Adviser’s long-term incentive plan, the results for which are based on the Adviser’s business results (the “Adviser Incentive Plan”).  In addition to the Adviser Incentive Plan, each of the Fund’s portfolio managers may earn long-term incentive compensation based on a percentage of the incremental, year-over-year growth in revenue to the Adviser attributable to fees paid by all investment companies, other pooled investment vehicles and other accounts that employ strategies similar to those employed by the Fund.

Code of Ethics.

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics.  The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees).  Each Code of Ethics provides that Access Personnel must refrain from certain trading practices.  Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds.  Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

Proxy Voting Policies and Procedures.

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund holds (the “Proxy Voting Policy”).  The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies only with a view to the best interests of the Fund’s shareholders; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund’s proxy voting records and the Policy.

The Proxy Voting Policy delegates to the Adviser the obligation to vote the Trust’s proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests.  The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust’s Policy or to recommend to the Adviser any proposed amendment to its Policy.  The Proxy Voting Policies of the Trust and of the Adviser are included in this SAI at Appendix B.

The Trust’s Proxy Voting Policy provides that the Fund, in accordance with SEC rules, annually will disclose on Form N-PX the Fund’s proxy voting record.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, as well as that for all such periods ended June 30, 2005 or later, is available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

Portfolio Transactions.

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Board, and in accordance with the Fund’s investment objective and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute its portfolio transactions.  Purchases from underwriters and/or broker-dealers of portfolio securities include a commission or concession paid by the issuer to the underwriter and/or broker-dealer and purchases from dealers serving as market makers may include the spread between the bid and asked price.  While the Adviser generally seeks competitive spreads or commissions, the Fund may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.

Allocation of transactions to dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  Subject to this consideration, dealers who provide supplemental investment research to the Adviser may receive orders for transactions by the Trust.  Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the investment advisory fees payable to the Adviser by the Fund.  Such information may be useful to the Adviser in serving both the Trust and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Trust.  The Trustees have authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions.  The Trustees have adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.”  At times, the Fund may also purchase portfolio securities directly from dealers acting as principals, underwriters or market makers.  As these transactions are usually conducted on a net basis, no brokerage commissions are paid by the Fund.

The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser, KeyBank or its affiliates, the Distributor or Citi and will not give preference to KeyBank’s correspondent banks or affiliates, or Citi with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.    Prior to February, 2007, McDonald & Co., a registered broker-dealer, was an affiliate of KeyBank.  During the prior three fiscal years ended December 31, 2007, 2006 and 2005, the Fund executed no portfolio transactions through McDonald.

Investment decisions for the Fund are made independently from those made for any other investment company or account managed by the Adviser.  Such other investment companies or accounts may also invest in the securities and may follow similar investment strategies as the Fund.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and any other investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner that the Adviser believes to be equitable to the Fund, investment company or account.  In some instances, this investment procedure may affect the price paid or received by the Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only the particular Fund had participated in or been allocated such trades.  To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.  In making investment recommendations for the Trust, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parents or subsidiaries or affiliates and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trust.

For the fiscal years ended December 31, 2007, 2006 and 2005, the Fund paid $, $82,086 and $70,004, respectively, in brokerage commissions.

Allocation of Brokerage in Connection with Research Services.  During the fiscal year ended December 31, 2007, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the Fund’s brokerage transactions to brokers because of research services provided. During this period, the Fund entered into such transactions in the amount of $ and paid related commissions of $.

Securities of Regular Brokers or Dealers.  On December 31, 2007, the Fund held securities of its regular brokers or dealers (or their parents), as shown in the following table.

Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value

Portfolio Turnover.

The portfolio turnover rates stated in the prospectus are calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  For the fiscal years ended December 31, 2007 and 2006, the Fund’s portfolio turnover rate was % and%, respectively.

Disclosure of Fund Holdings

The Board has adopted policies with respect to the disclosure of the Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that the Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Fund’s Chief Compliance Officer is responsible for monitoring the Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  The Fund’s policies provide that non-public disclosures of the Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and the Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings

As previously authorized by the Board and/or the Trust’s executive officers, the Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations.  These entities are described in the following table.  The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund.  In none of these arrangements does the Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser	Victory Capital Management Inc.	Daily
Distributor	Victory Capital Advisers, Inc.	Daily
Custodian	KeyBank National Association	Daily
Fund Accountant	Citi Fund Services Ohio, Inc.	Daily
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP

Annual Reporting Period: Within 15 business days of end of reporting period. Semiannual Reporting Period: within 31 business days of end of reporting period. Rule 17f-2 Audit: twice annually without prior notice to the Funds.

Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Printer for Financial Reports	Merrill Corporation	Up to 60 days before distribution to shareholders.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-Q	Kramer Levin Naftalis & Frankel LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Thompson Financial/Vestek	Monthly, within 5 days after the end of the previous month.
Ratings Agency	Lipper/Merrill Lynch	Monthly, within 6 days after the end of the previous month.
Ratings Agency	Lipper/general subscribers	Monthly, 30 days after the end of the previous month.

These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to the Fund.

There is no guarantee that the Fund’s policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

Administrative Services.

Victory Capital Management

VCM serves as administrator to the Trust pursuant to an agreement dated July 1, 2006 (the “Administration and Fund Accounting Agreement”).  Citi serves as sub-administrator to the Trust pursuant to an agreement with VCM dated July 1, 2006 (the “Sub-Administration and Sub-Fund Accounting Agreement”).

From November 1, 2005 through June 30, 2006, VCM served as co-administrator to the Trust pursuant to an agreement with the Trust dated November 1, 2005 (the “Previous VCM Co-Administration Agreement”).  As discussed further below, Citi served as the Trust’s other co-administrator during the same period.

As administrator, VCM supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administer, but excluding those that VCM supervises as investment adviser, subject to the supervision of the Board.  As co-administrator, VCM had assisted Citi in supervising the Trust’s operations, excluding those supervised by VCM as the Fund’s investment adviser or those operations that Citi supervised as co-administrator, subject to the supervision of the Board.

Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that VCM renders to the Funds, the Trust pays VCM an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and The Victory Portfolios (“VP”): 0.108% of the first $8 billion in aggregate Trust and VP net assets, plus 0.078% of aggregate Trust and VP net assets in excess of $8 billion to $10 billion, plus 0.075% of aggregate Trust and VP net assets in excess of $10 billion to $12 billion, plus 0.065% of aggregate Trust and VP net assets in excess of $12 billion.  In addition, the Trust and VP reimburse VCM and Citi for all of their reasonable out-of-pocket expenses incurred as a result of providing the services under their respective agreements.

Under the Previous VCM Co-Administration Agreement, for the co-administration services that VCM rendered to the Fund, the Trust paid VCM an annual fee, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust and VP:  0.058% for the first $10 billion in Trust and VP assets, and 0.055% for all Trust and VP assets exceeding $10 billion.

Under the Previous VCM Sub-Administration Agreement, from April 1, 2004 to October 31, 2005, for services rendered to the Funds, Citi had paid VCM a fee, calculated at an annual rate of up to 0.04% of aggregate Trust and VP average daily net assets.  Prior to April 1, 2004, this fee had been 0.03%.

Except as otherwise provided in the Administration and Fund Accounting Agreement, VCM shall pay all expenses incurred by it in performing its services and duties as administrator and fund accountant.  Unless sooner terminated, the Administration and Fund Accounting Agreement will continue in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is ratified by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement,.  The Administration and Fund Accounting Agreement provides that  VCM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, VCM coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

CITI

Citi serves as sub-administrator to the Fund pursuant to an agreement with VCM dated July 1, 2006 (the “Sub-Administration and Sub-Fund Accounting Agreement”).  Citi assists in supervising all operations of the Fund (other than those performed by the VCM either as investment adviser or administrator), subject to the supervision of the Board.  Prior to this date, Citi had served as co-administrator to the Fund pursuant to an agreement dated November 1, 2005 (the “Previous Citi Co-Administration Agreement”) and prior to November 1, 2005, as administrator to the Fund pursuant to an agreement dated April 1, 2002 (the “Previous Citi Administration Agreement”).

As co-administrator, Citi had supervised the Trust’s operations, excluding those supervised by VCM as either investment adviser or as co-administrator, subject to the supervision of the Board.  As administrator, Citi had supervised the Trust’s operations, excluding those supervised by VCM as the Fund’s investment adviser, subject to the supervision of the Board.

Under the Citi Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Fund and VP, VCM pays Citi an annual fee, computed daily and paid monthly, at the following annual rates: 0.05% of the first $8 billion of aggregate Trust and VP net assets; plus 0.02% of the aggregate net assets of aggregate Trust and VP net assets from in excess of $8 billion to $12 billion; plus 0.01% of aggregate Trust and VP net assets in excess of $12 billion.

Under the previous Citi Co-Administration Agreement, for the co-administration services rendered to the Fund the Trust had paid Citi an annual fee, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust: 0.032% for the first $10 billion in assets, and 0.025% for all assets exceeding $10 billion.

Under the Previous Citi Administration Agreement, for the administration services rendered to the Funds and related expenses borne by BISYS, the Trust had paid Citi an annual fee, computed daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust: 0.14% for the first $8 billion in assets, 0.10% for the next $17 billion in assets and 0.08% for all assets exceeding $25 billion.  As described above, prior to

November 1, 2005, Citi had paid VCM an annual fee of 0.04% of the Trust’s average daily net assets (0.03% prior to April 1, 2004) for performing sub-administration services for the Trust.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of one or more of the Funds available for distribution to shareholders.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement will continue in effect as to the Fund for a period of three years and for consecutive one-year terms thereafter.  The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-SAR, N-CSR and N-Q; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and assists in the annual audit of the Funds.  For the fiscal year ended December 31, 2007, VCM earned $      under the Administration and Fund Accounting Agreement and Citi earned $       under the Sub-Administration and Sub-Fund Accounting Agreement. For the fiscal year ended December 31, 2006, VCM earned $26,837 under the Administration and Fund Accounting Agreement and Citi earned $15,415 under the Sub-Administration and Sub-Fund Accounting Agreement.  For the fiscal year ended December 31, 2005, VCM earned $3,851 and Citi earned $15,727 under their respective Co-Administration Agreements.  For the fiscal years ended 2004 and 2003, Citi earned $11,738 and $9,324 in fees under the Previous Citi Administration Agreement which reflect fee waivers by the Administrator to 0.05% since April 1, 2002 and were computed on the aggregate average annual net assets of the Fund.

Distributor.

Victory Capital Advisers, Inc., located at 127 Public Square, Cleveland OH 44114, serves as distributor for the continuous offering of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Trust dated March 1, 2004.  The Distributor is an affiliate of the Adviser.  Unless otherwise terminated, the Agreement will remain in effect with respect to the Fund  for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of the Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  The Agreement will terminate in the event of its assignment, as defined under the 1940 Act.

Rule 12b-1 Distribution and Service Plan.

The Trust has adopted a distribution and service plan (the “Rule 12b-1 Plan”) in accordance with Rule 12b-1 under the 1940 Act, on behalf of the Fund, pursuant to which Class A shares of the Fund pay to the Distributor a distribution and service fee of 0.25% of the Fund’s average daily net assets.  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such fund except pursuant to a plan adopted by the fund under the Rule.

The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Class A shares to life insurance companies (each a “Life Company”) for the purpose of funding variable annuity contracts and variable life insurance policies (collectively referred to as “Variable Contracts”) or to provide services to Variable Contract owners whose Variable Contracts are funded with shares of the Fund and are not otherwise provided by the Life Company and paid for with fees charged by the Life Company, including but not limited to: (i) providing incentives and compensation to the Distributor, Life Companies and financial intermediaries that make the Fund available to its Variable Contract owners and who provide personal services to its Variable Contract owners who fund their Variable Contracts with shares of the Fund; (ii) providing administrative support services to the Fund in connection with the distribution of the Fund’s shares for use by Life Companies in funding Variable Contracts; (iii) paying costs incurred in conjunction with advertising and marketing Fund shares, such as the expense incurred by Life Companies, the Distributor, or affiliates of the Distributor of preparing, printing and distributing promotional or sales literature in connection with the funding of Variable Contracts with Fund shares; (iv) printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective Variable Contract owners; (v) holding seminars and sales meetings designed to promote the distribution of Variable Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations; (vi) training sales personnel of Life Companies and financial intermediaries regarding the Fund; and (vii) financing any other activity that the Board determines is primarily intended to result in the sale of Fund shares and support of services relating to those shares.  The Distributor also may use Rule 12b-1 fees to pay for an allocation of overhead and other branch office distribution-related expenses of the Distributor, such as office space and equipment and telephone facilities.  Of the 0.25% permitted under the Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class A shares.

The amount of the Rule 12b-1 fees payable by the Fund under the Rule 12b-1 Plan is considered compensation and is not related directly to expenses incurred by the Distributor, and the Plan does not obligate the Fund to reimburse the Distributor for such expenses.  The fees set forth in the Rule 12b-1 Plan will be paid by the Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to the Fund; any distribution or service expenses incurred by the Distributor on behalf of the Fund in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of the Fund.

The Rule 12b-1 Plan expressly recognizes that the Fund currently pays, and will continue to pay, an investment advisory fee to Adviser and an administration fee to the Administrator.  To the extent that any payments made by the Fund to the Adviser or Administrator, including payment of fees under the relevant agreement, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then such payments are deemed to be authorized by the Plan.  In addition, to the extent that any payments made by any of the Adviser, Administrator or Distributor out of its own profits should be deemed to be indirect financing of any activity primarily intended to result in the past sale of shares of the Fund within the context of Rule 12b-1, then such payments are deemed to be authorized by the Rule 12b-1 Plan.

On December 1, 2006, VCM paid the Funds comprising The Victory Portfolios approximately $9.8 million.  This amount was allocated to each Fund according to its relative net assets as of November 30, 2006. This payment was made pursuant to an agreement reached among the Funds, and Citi and VCM, the administrator and investment adviser, respectively,  relating to certain expenditures that, among other things, supported distribution of Fund shares. The Funds believe that the nature of these expenditures requires additional disclosure to the Board at the time incurred.  Under the terms of the agreement, the administrator and the investment adviser will pay an aggregate of approximately $13.3 million (inclusive of the amounts already paid on December 1, 2006).  The payment from Citi will be made on a date and pursuant to a distribution plan to be approved by the SEC in accord with a settlement that Citi entered into with the SEC on September 26, 2006 relating to the same matters.  None of these payments has had, or is expected to have, a material effect on the NAV of any Fund.

The 12b-1 Plan was approved by the Board, including the Independent Trustees, at a meeting called for that purpose.  As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plan prior to its approval and determined that there was a reasonable likelihood that the Plan would benefit the Fund and its Class A shareholders.  To the extent that the Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class A shares of the Fund, additional sales of these shares may result.  Additionally, certain support services covered under the Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.

During the fiscal year ended December 31, 2007, the Fund paid $            in Rule 12b-1 fees to the Distributor pursuant to the Plan.  During the period, the Distributor paid the entire amount received to Life Companies for services permitted by the Plan.

Transfer Agent.

Citi Fund Services Ohio, Inc. (the “Transfer Agent”), 3435 Stelzer Road, Columbus, Ohio 43219, serves as transfer agent and dividend disbursing and shareholder servicing agent for the Fund, pursuant to a Transfer Agency and Service Agreement dated April 1, 2002.  Under its agreement, the Transfer Agent has agreed, among other things, (1) to issue and redeem shares of the Trust; (2) to address and mail all communications by the Trust to its shareholders, including reports to shareholders, dividend and distribution notices, and proxy material for its meetings of shareholders; (3) to respond to correspondence or inquiries by shareholders and others relating to its duties; (4) to maintain shareholder accounts and certain sub-accounts; and (5) to make periodic reports to the Trustees concerning the Trust’s operations.

Contract Owner Administrative Services Agreement.

Payments made under the Contract Owner Administrative Services Agreement to contract owner servicing agents (which may include affiliates of the Adviser), or to insurance companies or their affiliates, are for administrative support services to individuals who may from time to time own contracts offered by the separate accounts that invest in the Fund, which services may include: (1) dissemination of Fund prospectuses to existing contract owners; (2) solicitation of Trust proxies (including facilitating distribution of proxy material to contract owners, tabulation and reporting); (3) telephonic support for contract owners with respect to inquiries about the Trust (not including information related to sales); (4) communications to contract owners regarding performance of the separate account and the Fund; (5) aggregating purchase and redemption orders of the separate account for sales of shares of the Fund; (6) recording issuance and transfers of shares of the Fund held by the separate account; (7) processing and reinvesting dividends and distributions of the Fund held by the separate account; and (8) providing other administrative support to the Trust as mutually agreed between the Trust, a life insurance company and the Distributor.

Fund Accountant.

As of July 1, 2006, VCM serves as Fund Accountant for the Fund pursuant to the Administration and Fund Accounting Agreement.  Citi serves as sub-fund accountant pursuant to the Sub-Administration and Sub-Fund Accounting Agreement.  Prior to this date, Citi had served as fund accountant for the Fund pursuant to a fund accounting agreement with the Trust dated April 1, 2002 (the “Previous Fund Accounting Agreement”).

VCM performs accounting services for the Fund, excluding those services that Citi performs as sub-fund accountant.  The fund accountant calculates the Fund’s NAV, the dividend and capital gain distributions, if any, and the yield.  The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Fund.  The fees that VCM receives for administration and fund accounting services are described in the SAI section entitled “Administrative Services — Victory Capital Management.”  The fees that Citi receives for administration and fund accounting services are described in the SAI section entitled “Administrative Services — BISYS.”

Under the Previous Fund Accounting Agreement, Citi had been entitled to receive annual fees per Fund, based on whether the Fund is an equity, fixed income, or money market fund.  Citi had also been entitled to receive a fee for each securities transaction in the Fund.

For the fiscal years ended December 31, 2007, 2006, 2005 and 2004, Citi was paid a fee of $        , $17,356, $35,000 and 48,967, respectively, for serving as fund accountant under the Previous Fund Accounting Agreement, after waivers and reimbursements.  This amount does not include amounts VCM paid to Citi for sub-accounting services for the period from July 1, 2006 through December 1, 2006.

Custodian.

Cash and securities owned by the Fund are held by KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114, as custodian pursuant to a Custodian Agreement dated October 16, 1998.  Under this Agreement, KeyBank (1) maintains a separate account or accounts in the name of the Fund; (2) makes receipts and disbursements of money on behalf of the Fund; (3) collects and receives all income and other payments and distributions on account of portfolio securities; (4) responds to correspondence from security brokers and others relating to its duties; and (5) makes periodic reports to the Board concerning the Trust’s operations.  KeyBank may, with the approval of the Fund and at the custodian’s own expense, open and maintain a sub-custody account or accounts on behalf of the Fund, provided that KeyBank shall remain liable for the performance of all of its duties under the Custodian Agreement.  For it services, KeyBank is paid an annual custody safekeeping fee based on the assets of the Fund and a custody transaction fee for each transaction based on the type of transaction.

Independent Registered Public Accounting Firm.

PricewaterhouseCoopers LLP, located at 100 East Broad Street, Columbus, Ohio 43215, serves as the Trust’s independent registered public accounting firm.

Legal Counsel.

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, is the counsel to the Trust.

Expenses.

The Fund bears the following expenses relating to its operations, including:  taxes, interest, brokerage fees and commissions, fees of the Trustees, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to current shareholders, outside auditing and legal expenses, advisory and administration fees, fees and out-of-pocket expenses of the custodian and transfer agent, certain insurance premiums, costs of maintenance of the Fund’s existence, costs of shareholders’ reports and meetings, and any extraordinary expenses incurred in the Fund’s operation.

ADDITIONAL INFORMATION.

Description of Shares.

The Trust is a Delaware statutory trust.  The Trust’s Trust Instrument authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $.001 per share.  The Trust currently offers one series of Class A shares.

The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion.  When issued for payment as described in the prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.

Shareholders of the Fund are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”).  Alternatively (except where the 1940 Act requires share-based voting), the Board in its discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts).  Shareholders vote as a single class on all matters except that if the Trust consists of more than one series or class (1) when required by the 1940 Act, shares shall be voted by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only shareholders of such series or class shall be entitled to vote thereon.  The shareholders of the Trust are the insurance company separate accounts using the Fund to fund contracts.  The insurance company separate accounts pass voting rights attributable to shares held for the contracts to the contract owners, as described in the separate account prospectus.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares.  Upon written request by ten or more shareholders meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Trust instrument permits the Board to take certain actions without obtaining shareholder approval, if the Board determines that doing so would be in the best interests of shareholders.  These actions include: (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; (c) restructuring the Fund into a “master/feeder” structure, in which the Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the series affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of the Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of the Fund.  However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.

Shareholder and Trustee Liability.

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Fund or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Principal Holders of Securities.

As of January 31, 2008, the following entities owned 5% or more of the outstanding Class A shares of the Fund.  These entities are the insurance company sponsored separate accounts that invest in the Fund as an investment vehicle for variable annuity and variable life insurance contracts.  Each entity that beneficially owns more than 25% of the voting securities of the Fund may be deemed a control person of that Fund and, thereby, may influence the outcome of matters on which shareholders are entitled to vote.  Since the economic benefit of investing in the Fund is passed through to the contract owners, these record owners are not considered the beneficial owners of the Fund’s shares.

Fund	Name and Address of Owner	Percent Owned of Record
Variable Insurance – Diversified Stock – Class A	Nationwide Ins Company c/o IPO Portfolio Accounting PO BOX 182029 Columbus OH 43218	25.04%
	NYLIAC 169 Lackawanna Avenue Parsippany NY 07054	68.87%

Financial Statements.

The audited financial statements of the Trust, with respect to the Fund, for the fiscal year ended December 31, 2007 are incorporated by reference herein.

Miscellaneous.

As used in the prospectus and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees.  The Trustees may allocate such general assets in any manner they deem fair and equitable.  It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation.  Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series, and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation.  The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles.  Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the prospectus and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The requirement that the Board monitor the Fund for the existence of any material irreconcilable conflict between the interests of the variable annuity contract owners and the variable life insurance policy owners investing in the Fund has been delegated to the Board’s Business and Legal Committee.  The Committee carries out this responsibility by monitoring information from the investment adviser, distributor, administrator, participating insurance companies or counsel concerning potential or existing material irreconcilable conflicts.  Material irreconcilable conflicts may arise for a variety of reasons, including: (1) action by a state insurance regulatory authority; (2) a change in a federal or state insurance, tax or securities law, regulation or interpretation; (3) a relevant judicial or administrative decision; (4) the manner in which the investments in the Fund’s portfolio is managed; (5) a difference in voting instructions given by variable annuity contract owners and variable life insurance contract owners; or (6) a decision by an insurance company to disregard the voting instructions of contract owners.  When informed of such potential or actual conflicts, the Committee evaluates the facts and circumstances and may recommend appropriate action to the Board

The Trust is registered with the SEC as an open-end management investment company.  Such registration does not involve supervision by the SEC of the management or policies of the Trust.

The prospectus and this SAI omit certain of the information contained in the registration statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

The prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the prospectus and this SAI.

APPENDIX A.

Description of Security Ratings

The NRSROs that the Adviser may utilize with regard to portfolio investments for the Fund include Moody’s, S&P and Fitch, Inc. (“Fitch”).  Set forth below is a description of the relevant ratings of each such NRSRO.  The NRSROs that the Adviser may utilize and the description of each NRSRO’s ratings is as of the date of this SAI and may subsequently change.

Moody’s

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  The following describes the long-term debt ratings by Moody’s (Moody’s applies numerical modifiers (e.g., 1, 2 and 3) in each rating category to indicate the security’s ranking within the category.  For example, a rating of A-3 is considered to be within the A rating and the Fund that has a policy of investing in securities with ratings of A or above may invest in A-1, A-2, or A-3 rated securities.

Aaa — Bonds and preferred stock rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds and preferred stock rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, or the fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risk in Aa-rated bonds appear somewhat larger than those securities rated Aaa.

A — Bonds and preferred stock rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  The factors that give security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa — Bonds and preferred stock rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, possess speculative characteristics as well.

Moody’s assigns ratings to individual long-term debt securities issued from MTN programs, in addition to indicating ratings for medium-term note (MTN) programs themselves

Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program’s relevant indicated rating, provided such notes do not exhibit any of the following characteristics listed below.  For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program;

•      Notes containing features that link the cash flow and/or market value to the credit performance of any third party or parties.

•      Notes allowing for negative coupons, or negative principal.

•      Notes containing any provision that could obligate the investor to make any additional payments.

Market participants must determine whether any particular note is rated, and if so, at what rating level.  As with all ratings, Moody’s encourages market participants to contact Moody’s Ratings Desks directly if they have questions regarding ratings for specific notes issued under a medium term note program.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Baa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes Moody’s short-term debt ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts.  Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 — Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•      Leading market positions in well-established industries.

•      High rates of return on funds employed.

•      Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•      Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•      Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 — Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above, but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Note:  In addition, in certain countries the prime rating may be modified by the issuer’s or guarantor’s senior unsecured long-term debt rating.

S&P

Long-Term Debt Ratings (may be assigned, for example, to corporate and municipal bonds).  The following describes the five highest long-term debt ratings by S&P (S&P may apply a plus (+) or minus (-) to a particular rating classification to show relative standing within that classification.  For example, a rating of A- is considered to be within the A rating and, if the Fund that has a policy of investing in securities with ratings of A or above, the Fund may invest in A1 rated securities.

Issue credit ratings are based, in varying degrees, on the following considerations:

•      Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•      Nature of and provisions of the obligation;

•      Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated

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obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or minus (-) — The ratings from ‘AA’ to ‘BBB’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R. — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

L — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p — The letter ‘p’ indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

pi — Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain.  They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript.  Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

t — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Short-Term Debt Ratings (may be assigned, for example, to commercial paper, master demand notes, bank instruments and letters of credit).  The following describes S&P’s short-term debt ratings.

A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

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Fitch

International Long-Term Credit Ratings

Investment Grade

AAA — Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality.  ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality.  ‘A’ ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB — Good credit quality.  ‘BBB’ ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and In economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

International Short-Term Credit Ratings.  The following describes Fitch’s two highest short-term ratings:

F1.  Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2.  Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Notes to Long- and Short-term ratings:

 “+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable, or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch may be unable to identify the fundamental trend and in these cases, the Rating Outlook may be described as “evolving”.

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APPENDIX B.

Proxy Voting Policies and Procedures

The Victory Portfolios
The Victory Institutional Funds
The Victory Variable Insurance Funds

Proxy Voting Policies and Procedures

The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds (the “Trusts”) each have adopted these Proxy Voting Policies and Procedures (“Policies”) to:

•              ensure that they vote proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments;

•              address any conflicts that may arise between shareholders on the one hand; and “affiliated persons” of the Funds or of Victory Capital Management Inc. (“Victory Capital Management”) or the principal underwriter of the Funds (or their affiliates) (all referred to as “Affiliated Persons”) on the other;

•              provide for oversight of proxy voting by the Boards of Trustees of the Trusts, and

•              provide for the disclosure of the Funds’ proxy voting records and these Policies.

I.              Delegation to Victory Capital Management

The Trusts hereby delegate the responsibility for voting proxies on behalf of the Funds with respect to all equity securities held by the Funds to Victory Capital Management in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Victory Capital Management’s Proxy Voting Policy and Procedures (the “Procedures”) and have determined that they are reasonably designed to ensure that Victory Capital Management will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests.  The Procedures (attached as Exhibit A), are adopted as part of these Policies.  The Boards of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

II.            Disclosure

A.            Voting Records

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trusts shall file annually with the Securities and Exchange Commission (the “SEC”) on Form N-PX (or such other form as the SEC may designate) each Fund’s proxy voting records for the most recent twelve–month period ended June 30 (the “Voting Records”).  The Funds will make their proxy voting records available without charge upon request by calling a toll free number after filing the Voting Records with the SEC.

The Voting Records shall consist of, for each proposal on which a Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

•              the name of the issuer of the portfolio security

•              the exchange ticker symbol of the portfolio security

•              the CUSIP number for the portfolio security

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•              the shareholder meeting date

•              a brief identification of the matter voted upon

•              whether the matter was proposed by the issuer or by a security holder

•              whether the Portfolio cast a vote and, if so, how the vote was cast

•              whether the vote cast was for or against management of the issuer

B.            Disclosure the Policies and How to Obtain Information

1.             Description of the policies.  The Funds’ statement of additional information (“SAI”) shall describe these Policies, including the Procedures.

2.             How to obtain a copy of the Policies.  The Funds shall disclose in all shareholder reports that a description of these Policies is available

•              without charge, upon request, by calling a toll-free number; and

•              at the SEC’s website, www.sec.gov.

3.             How to obtain a copy of proxy votes.  The Funds shall disclose in all shareholder reports and the SAI that information regarding how the Funds voted proxies relating to portfolio securities is available:

•              without charge, upon request, by calling a toll-free number; and

•              at the SEC’s website, www.sec.gov.

The Funds must send the information disclosed in their most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.           Review by Trustees

Victory Capital Management shall report to the Trustees, at least annually, the Voting Records of the Funds in a form as the Trustees may request.  This report shall:

•              describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and

•              summarize all votes that were made other than in accordance with the Procedures.

The Trustees will review these Policies and the Adviser’s Procedures at the same meeting, and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted: August 5, 2003
Revised: August 11, 2004
Adopted: February 10, 2005 for The Victory Institutional Funds

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Exhibit A to the Proxy Voting Procedures of The Victory Portfolios, The Victory Institutional Funds and The Victory Variable Insurance Funds

VICTORY CAPITAL MANAGEMENT INC. POLICY

Section: Investments – General	Policy No. H. 12

Effective Date:	August 18, 2003
Revised Date:	June 30, 2006

Proxy Voting Policy

When Victory client accounts hold stock that Victory is obligated to vote, the voting authority will be exercised in accordance with:

•      the direction and guidance, if any, provided by the document establishing the account relationship

•      principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account.  In voting such stock, Victory will exercise the care, skill, prudence, and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account

Victory votes client securities in the best interests of the client.  In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.*  In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•      reasonable efforts will be made to monitor and keep abreast of corporate actions

•      all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available

•      a written record of such voting will be kept by Victory or its designated affiliate

•      the Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities (subject to the review of Victory’s appropriate Chief Investment Officer)

Statement of Corporate Governance

The rights associated with stock ownership are as valuable as any other financial assets.  As such, they must be managed in the same manner.  Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

* Note: “Clients” include, without limitation, separately managed accounts, mutual funds, and other accounts and funds for which Victory serves as investment adviser or sub-adviser.  Victory’s entire Policy and Procedures are available upon request via our website at www.victoryconnect.com, or by e-mailing us at Compliance_Victory@victoryconnect.com

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Proxy Voting Procedure

The Proxy Committee determines how proxies will be voted, or in those instances where Victory has sole or shared voting authority over client securities, recommendations will be made.  Proxy’s are presented to the committee through the Corporate Actions Department.  Actual votes are submitted by the Corporate Actions Department and/or the Proxy Committee.  Decisions are based exclusively with the best interest with the shareholders in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s investment research department’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of at least the following: Chief Administration Officer, a Senior Equity Analyst, a  Senior Portfolio Manager, and Head of Fund Administration.  Quorum exists when at least three voting committee members are either in attendance or participate remotely via video or teleconference.  Approval is based on majority votes of committee.

Voting Guidelines

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules.  The Proxy Committee is directed to apply these guidelines as appropriate.  On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third-party, general industry guidance or other governance board review sources when making decisions.  The committee may additionally seek guidance from other senior internal sources with special expertise on a given topic, where it is appropriate.

When the Proxy Committee decides to vote against a proposal which is generally approved, or votes in favor of a proposal which is generally opposed, the reason for the exception will be recorded.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

Corporate Governance

Confidential Voting	Generally Approved

Confidential voting eliminates the possibility for management to apply pressure to institutional shareholders with which a business relationship exists. It should be noted that the Department of Labor’s “Avon Letter” and the investigation of proxy voting violations in 1988 may have lessened the need for confidential voting.

Equal Access Proposals	Generally Approved

As owners of the company, shareholders should have access to a company’s proxy in order to vote on issues of importance.

Cumulative Voting	Generally Opposed

Cumulative voting may prevent the majority of shareholders from electing a majority of the board.  Cumulative voting requires fewer votes to obtain a board seat, therefore, it promotes single interest representation on the board which may not be representative of the interests and concerns of all shareholders.

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Unequal Voting Rights	Generally Opposed

Victory would vote against any provisions that would dilute the current voting power of shareholders, since one of the assets of a shareholder is the ability to effect change through proxy voting.  Victory firmly believes all shareholders should be treated equitably. One share, one vote.

Super-Majority Vote Requirements	Generally Opposed

Victory is opposed to proposals requiring a vote of more than two-thirds of the shareholders to amend any bylaws or charter provisions, or to approve a merger or other business combination.  Super-majority vote provisions may stifle bidder interest in the issuer and thereby devalue its stock.

Majority Voting Proposals	Review Case-by-Case

Victory generally supports reasonably crafted shareholder proposals calling for directors to be elected through an affirmative majority of votes cast and/or the elimination of the plurality standard in uncontested elections, unless the company has adopted meaningful alternatives within their formal corporate governance process.

By-Laws Amended By Board Of Directors Without Shareholder Approval	Generally Opposed

Since one of the rights of a shareholder is the ability to effect change through proxy voting, it would not be in their best interest to allow the board to influence policy and change the by-laws of the company without shareholder input.  Victory would vote against any action taken by the board to prevent shareholders from deciding policy.

Amendments To By-Laws Or Charters	Case-by-Case

In general, Victory approves technical amendments for companies with a solid track record of good corporate governance.  However, Victory reserves the right to oppose issues for companies with questionable practices relating to governance issues.

Blank-Check Preferred Stock	Generally Opposed

Blank-check preferred stock provides flexibility in financing, and can be used as an entrenchment device.  The issuing company can use this tactic as a poison pill when distributed to stockholders with rights attached, or it can be issued with superior voting rights to friendly parties.

Pre-Emptive Rights	Generally Approved

Pre-emptive rights provide existing shareholders with the first opportunity to purchase shares or new issues of company stock.  Victory may not recommend exercising the rights for several reasons, including lack of liquidity or the transaction may not be in the best interest of client’s accounts.  However, in certain cases the rights are transferable and Victory may recommend selling.  The primary reason for the approval of rights offerings is to limit the amount of dilution new shares cause current shareholders.

Expensing Options	Generally Approved

Victory believes shareholders should have an accurate picture of a company’s financial picture, therefore, the company should fully account for stock options.

Eliminate Shareholders’ Right To Call A Special Meeting	Generally Opposed

In general, Victory opposes proposals to eliminate the right of shareholders to call a special meeting or the position that a minimum of 25% of the shareholders are required to call a special meeting. Reason: shareholders may lose the right to remove directors or initiate a shareholder resolution without waiting for the next regularly scheduled meeting, especially if shareholders do not have the right to act by written consent.

Restriction of Shareholder Action By Written Consent	Generally Opposed

Victory generally opposes proposals to restrict or prohibit a shareholders’ ability to take action by written consent. Shareholders may lose the ability to remove directors or initiate a shareholder resolution if they must wait for the next scheduled meeting.

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Appointment Of Auditors	Generally Approved

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved.  However, in cases where auditors have failed to render accurate financial statements, votes are withheld.  A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Receiving and/or Approving Financial Reports	Generally Approved

Typically, it is customary for international firms to approve audited financial reports prior to the annual meeting.

Corporate Name Change	Generally Approved

A name change often is used to reflect the brand and image of the business.  Under most circumstances, this change is a marketing initiative, has no effect on governance and does not infringe on shareholders’ rights.

Expansion of Business Activity	Review Case-by-Case

Existing shareholders should approve any restatement of the business purposes or fundamental change in operations.  In addition, shareholders should review any expansion or development of company objectives and activities.

Change In The Date Or Location Of Annual Meetings	Generally Approved

Victory supports provisions that encourage changes in the date and location of annual meetings.  A rotating schedule enables shareholders across the nation to attend the meetings and express their views.

Change In Investment Company Agreements With Advisors	Generally Approved

Victory approves a change in the investment company’s agreement with the advisor when it is in the long-term best economic interest of the shareholders.

For Investment Companies, Continuation Of Company Management,Administration or Investment Advisor	Generally Approved

Victory supports contracts when performance of the investment companies is relatively close to the appropriate benchmark.

Converting Closed-end Fund To Open-end Fund	Review Case-by-Case

Victory supports such conversions when it is in the long-term best economic interest of the shareholders.  Some of the factors reviewed would include: past performance, the level of discount or premium compared to the NAV, expense structure and the overall effect on competitiveness and future prospects within the market that the fund invests.

Changing Investment Company Fundamental Investment Restrictions	Review Case-by-Case

Victory generally reviews such proposals based on factors that include, but are not limited to: the nature of the restriction to be changed, reasons given for such a change, the likely impact to the overall portfolio and long-term best economic interests of the shareholders.

Transaction Of Such Other Business As May Properly Come Before The Meeting	Generally Opposed

Victory generally opposes proposals requesting voting approval in the form of other business.

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Board of Directors

Required Majority Of Independent Directors	Generally Approved

Victory believes shareholders are best served when the Board of Directors includes a significant number (preferably a majority) of individuals who are independent and outside of the firm.  Independent directors can bring the most objective and fresh perspective to the issues facing the company. Independent directors are less hampered when fulfilling their obligations to monitor top management performance and responsiveness to shareholders and are less likely to be involved in conflict of interest situations.

Change In The Number Of Directors	Generally Approved

Victory approves a change in the number of directors as long as a satisfactory explanation is provided and the number of directors is reasonable.

Classified Boards	Review Case-by-Case

Classified boards do provide stability and continuity.  However, Victory may oppose this position under the certain circumstance, such as: a proxy fight is won and one-third of the directors are replaced. Running the company with a board that is one-third hostile is very difficult and the vote would be perceived as a loss of confidence in management.

Outside Director Stock Option Plan	Review Case-by-Case

The interest of outside directors should be aligned with both shareholders and inside directors.  Victory supports the position whereby directors hold a minimum level of stock in the company.  Another way to ensure the interests of shareholders are matched with those of the outside directors is to award options as a part of compensation. However,   Victory would vote against any plan that awards any director excessively.

Election of Management’s Nominees for Directors	Generally Approved

Victory supports management’s recommendation for any qualified individual to represent the shareholders.  Factors considered include: attendance at meetings, company performance, stock ownership, and the independence of each director.

Corporate Board Diversity	Review Case-by-Case

Victory supports voluntary efforts by shareholders and board members to increase diversity on corporate boards.  Support also is given to the appointment of qualified directors with diverse backgrounds; however, the issue of quotas is not supported.

Indemnification Of Directors	Generally Approved

In general, indemnification is necessary to attract qualified board nominees in today’s litigious environment; however, monetary liability generally is not eliminated, or limited, for breach of duty, lack of loyalty, acts or omissions not performed in good faith, or any transaction in which the director derived an improper benefit.

Removal Of A Director Only For Cause	Generally Approved

In cases such as gross negligence or fraud, dismissal from the board is warranted. Victory fully supports this position.

Severance Packages	Review Case-by-Case

Severance packages for outside directors may be appropriate when a merger is planned for the best interest of shareholders; however, severance packages tailored solely as incentives to approve a merger generally are not approved. Since severance packages for outside directors could be viewed as buying their vote and not sound corporate governance, Victory will generally oppose these issues.

Share Ownership	Generally Approved

Directors are encouraged to be shareholders in order to better align their goals with those of the rest of the shareholders; however, an absolute level of ownership is not supported.  Given the tenure and financial position of the director, reasonable efforts to hold the shares should be expected.

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Advisory Committee	Review Case-by-Case

A major privilege of a shareholder is the right to express one’s views to management and the board of directors. If communication between shareholders and management does not take place effectively, an advisory committee can effectively express the equity holder’s views. The scope of responsibility of the advisory committee should be limited to subjects involving corporate governance issues. Victory rejects measures that would allow the advisory committee input into the day-to-day management of the company.

Director Liability	Generally Approved

Without the assurance a director’s personal assets will be protected in case of legal action, companies may have a difficult time retaining and attracting good directors. Victory favors proposals that expand coverage where directors were found to have acted in good faith; however, directors should be held accountable for their actions, and Victory would be against any proposals that reduce or eliminate personal liability when current litigation is pending against the board.

Limit Director Tenure	Generally Opposed

Term limits could result in the dismissal of directors who significantly contribute to the company’s success and represent shareholder’s interests effectively. Victory recognizes the position may take a director a number of years to fully understand the details of the company and the nuances of serving on the board.

Minimum Stock Ownership	Generally Approved

Victory believes stock ownership requirements more closely align the director’s interests with those of the shareholders they were elected to represent.

Separate Chair Person and CEO	Review Case-by-Case

Victory may support proposals requiring that the position of chair be filled by an independent director, depending upon the particular circumstance and relevant considerations.  Examples of considerations include, but are not limited to, having:  a designated independent lead director, a two-thirds independent board, key committees that are comprised of independent directors and a company that does not materially under-perform its peers.

Approve Directors Fees Paid In Stock and Cash	Generally Approved

Victory supports proposals that allow directors to have their annual fees paid in both cash and stock.  Directors also should be shareholders in order to align their interests with those they represent.

Takeover Defense and Related Actions

Mergers Or Other Combinations	Review Case-by-Case

Victory votes in the best long-term economic interest of the shareholders.  When making recommendations, the following considerations are made: the premium received, the trend of the stock, prior to the announcement, for both sides of the transaction, the leverage, the effects on the credit rating of the merger and the reasons for the merger.  Also, a number of ratios and factors are reviewed prior to making our recommendation.

Leverage Buyout	Review Case-by-Case

Victory would support a buyout if the shareholders receive the appropriate premium and/or it was in the best long-term economic interest of the company.

Fair Price Provisions	Generally Opposed

In general, Victory opposes the following when accompanied by a super-majority provision: a clause requiring a super-majority shareholder vote to alter or repeal the fair price provision, in excess of two-thirds.  Victory also generally opposes if the pricing formula is such that the price required is unreasonably high and/or designed to prevent a two-tier, front-end-loaded hostile tender offer. Since shareholders do not want to get caught in the second tier, they act selfishly and tender their shares in the first tier so that, effectively, all shareholders are coerced into accepting the offer.

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Change In The Number Of Authorized Common Shares	Generally Approved

It is important for companies to have a cushion for acquisitions, for public offerings, fund stock splits and dividends and for other ordinary business purposes.  However, the authorization could raise a corporate governance issue such as targeted share placement. Victory is opposed to this issue if the targeted share placement was for the sole purpose of defeating an appropriately valued offer.

Anti-Greenmail Provision	Review Case-by-Case

Victory favors equal treatment for all shareholders, but anti-greenmail provisions may severely limit management’s flexibility (for example, share repurchase programs Class shares with special features.)  Victory may approve if it is determined that the Greenmail may prevent an acquisition that would be detrimental to the long-term interests of shareholders.

Approval of Poison Pills	Review Case-by-Case

Victory generally opposes poison pills used to prevent takeover bids that are in the best interest of shareholders.  Certain shareholder rights plans, however, protect the interest of shareholders by enabling the board to respond to unsolicited bids.

Proposals To Opt Out Of State Anti-Takeover Laws	Review Case-by-Case

Victory approves measures that benefit current shareholders.  Proposals that are overwhelmingly in favor of the board at the expense of shareholders would be opposed.

Reincorporation	Generally Approved

In general, Victory approves reincorporation actions; however, when a change of state of incorporation increases the capacity of management to resist hostile takeovers, the action should be closely examined.

Compensation Plan

Executive Stock Option Plans	Generally Approved

Generally, Victory supports the adoption of Executive Stock Option Plans. Provisions that accelerate option plans in the event of change of control are also generally approved. Victory will, however, oppose plans where the exercise price drops below market price and/or the dilution is greater than 10%, particularly if the company is mature or executive compensation is excessive. In the case of rapidly growth, cash-short companies with reasonable executive salaries, Victory may approve a plan where dilution exceeds 10%.

Adopt Restricted Stock Plan	Review Case-by-Case

Restricted stock plans should be kept at minimum levels because they cost more when compared to traditional stock option plans.  Additionally, incentives are less than the established plans.

Repricing Of Outstanding Options	Generally Opposed

Generally, Victory opposes any proposal that would reprice outstanding stock options.  Such actions are not in the best interest of shareholders, because it is not appropriate to allow option holders to profit from stock underperformance.

Equity Based Compensation Plan	Review Case-by-Case

Awards other than stock options and RSAs (Restricted Stock Award) should be identified as being granted to officers/directors and the number of shares awarded should be reasonable.

Golden Parachutes	Review Case-by-Case

When a takeover is considered likely, it would be difficult for a company to attract and retain top managers without severance payments for involuntary termination or significant reduction in compensation, duties, or relocation after a change in control. However, parachutes in excess of 2.99 times the previous year’s salary and bonus combined are considered exorbitant and generally would be opposed.

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Cap On Executive Pay	Review Case-by-Case

Victory would vote against any absolute limit on executive compensation.  However,  compensation that better matches management and shareholder interests is supported.  Additionally, executive compensation needs to be linked to the overall performance of the company.

Link Pay To Performance	Review Case-by-Case

Victory supports plans that align compensation with operational and financial performance. Proposals that link compensation to performance measurements such as peer groups are generally approved.  Plans that reward executives regularly and excessively for company underperformance compared to its peer group are not supported.

Loans Or Guarantees Of Loans To Officers And Directors	Generally Opposed

In the wake of a number of different scandals involving loans to officer and directors, Victory believes it is in the best interest of shareholders to vote against any loans or guarantees to officers or directors.

Capital Structure, Classes of Stock and Recapitalization

Restructure/Recapitalize	Review Case-by-Case

Generally, Victory approves proposals that are in a company’s best long-term economic interest, as well as those that protect a client’s position.  These proposals involve the alteration of a corporation’s capital structure, such as an exchange of bonds for stock.

Spin-Offs	Review Case-by-Case

In cases of spin-offs, Victory reviews whether the transaction is in the best long-term economic interest of the shareholder.

Tracking Stock	Review Case-by-Case

Victory would consider the compensation shareholders receive in the event a tracking stock is released.  If the company is trying to unlock or spin-off segments that are underperforming or inhibit overall performance, the transaction is reviewed to determine whether value is created for our positions. If the subsidiary has little corporate governance, excessive dilution to current shareholders is present, or any other signs of malfeasance is present, Victory would take an opposing position.

Changes To Preferred Stock	Review Case-by-Case

Preferred stock can be used as a sound management tool to raise capital and/or increase financial flexibility.  However, in instances where it is being used as a part of an anti-takeover package, Victory would oppose the changes.

Share Buyback	Generally Approved

Generally, Victory approves buybacks that are “at or above” the current market price.  However, when management uses this as an entrenching tool to prevent hostile takeovers, or in cases where management uses buyback to prevent acquisitions, Victory would take an opposing position.

Authority To Issue Additional Debt	Review Case-by-Case

The issuance of additional debt may be beneficial to a company under certain circumstances.  However, Victory may vote against any excessive issuance of debt that would cause, for example, a drop in the rating of the company’s debt and the company itself.

Stock Splits And Stock Dividends	Generally Approved

Victory supports stock splits and stock dividends if they are in the best long-term economic interest of the shareholders.  Splits are considered positive because they increase liquidity and allow a greater number of people to hold the shares.  Dividends are considered positive because they return capital and enhance returns for shareholders.

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Social Issues

Social Issues In General	Review Case-by-Case

When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory considers such proposals based on the expected impact to the shareholder and their long-term economic best interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Equal Opportunity	Review Case-by-Case

Victory will generally support reports outlining a company’s affirmative action initiatives unless the requests are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be that the company has well documented equal opportunity programs or the company already publicly reports on its initiatives and provides data on workforce diversity.

Sustainability Reporting	Review Case-by-Case

Victory will generally support proposals requesting that a company report on policies and initiatives related to relevant social, economic, and environmental sustainability, unless such proposals are considered excessive or costly beyond their expected benefit to shareholders. However, Victory may vote against such proposals if relevant actions are already reasonably being met. A few examples would be: that the company already discloses similar information through existing reports, policies or codes of conduct; or, the company has formally committed to the implementation of a reporting program based on industry accepted guidelines within a reasonable timeframe.

Political Contributions	Review Case-by-Case

Victory may support proposals that are reasonable in request, cost and information availability, related to the disclosure of corporate contributions.  Victory will generally not support political contribution proposals considered excessive, costly or structured to require disclosure beyond political action committee regulations.

Additional Topics

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•      We vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue

•      In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account

•      document the nature of the conflict and the rationale for the recommended vote

•      solicit the opinions of KeyCorp’s Chief Risk Officer, Chief Compliance Officer, or their designee, or consult an external, independent adviser

•      If a member of the Proxy Committee has a conflict (e.g. – family member on board of company) – he/she will not vote (or recuse themselves from voting).

•      Report to the Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made. Such a report should be given at the next scheduled Board Meeting or other appropriate timeframe as determined by the Board.

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Recordkeeping

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•      copies of all policies and procedures required by Rule 206(4)-6

•      a written record of votes cast on behalf of clients

•      any documents prepared by Victory or the Proxy Committee germane to the voting decision

•      a copy of each written client request for information on how Victory voted proxies on such client’s behalf

•      a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

Glossary

Blank Check Preferred Stock – A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Bylaw - Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter - Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation.  Shareholder approval is required to amend a company’s charter.

Classified Board - A classified board is a board that is divided into separate classes, with directors serving overlapping terms.  A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election.  A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting - Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential.  Independent vote tabulators  and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance - Corporate governance is the framework within which corporations exist.  Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting - Normally, shareholders cast one vote for each director for each share of stock owned.  Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board.  Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Requirements - Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time.  Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

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Greenmail - Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company.  Greenmail is widely considered to a form of blackmail.  Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification - Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation.  Indemnification often covers judgment awards and settlements as well as expenses.  Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting – The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat.  In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill - The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target.  A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.  The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board.  Once the pill is triggered, shareholders (except for the acquirer)  usually have the right to purchase shares directly from the target company at a  50 percent discount, diluting both ownership interest and voting rights.  Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost.  Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether.  Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Pre-emptive Rights - pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public.  pre-emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market.  Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy - The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest - Proxy contests take different forms.  The most common type of proxy contest is an effort by dissident shareholders to elect their own directors.  A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company.  Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control.  Proxy contests may also be fought over corporate policy questions;  dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation.  Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer.  In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card.  Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Statement – A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

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Recapitalization Plan - A recapitalization plan is any plan in which a company changes its capital structure.  Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock.  Recapitalization plans must be approved by shareholders.

Reincorporation - Reincorporation refers to changing the state of incorporation.  A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation.  Many reincorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock – Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan - A restructuring plan is any plan that involves a significant change in a company’s capital structure.  This would include a recapitalization plan, a leveraged buyout, or a major sale of assets.  Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal - Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares.  The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Stakeholder Laws - In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others.  This is in contrast to the traditional model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency - their shareowners.

Street Name / Nominee Name - Holding a customer’s stock ‘in street name’ is when broker-dealers, banks, or voting trustees register the shares held for customer accounts in their own names.  Such a system makes it more difficult to obtain shareholder information.  Note that often the legal owners are not the beneficial owners of the stock and therefore may not have the power to vote or direct the voting of the stock.  The beneficial owners direct the brokers and banks as to whether their identity may be disclosed.

Supermajority - Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares.  A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold.  Some supermajority requirements apply to mergers and acquisitions.  Others apply to amendments to the charter itself - that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report – A company report on policies and initiatives related to social, economic or environmental issues.

Unequal Voting - Corporations with dual class capitalization plans usually have two classes of stock with different voting and dividend rights. Typically, one class of stock has higher voting rights and lower dividend rights.  Insiders owning the higher voting shares are able to maintain  control, even though they usually own only a fraction of the outstanding shares.

Written Consent - The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting.  The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders.  The procedure is, however, available in many states to publicly traded companies as well, unless prohibited  or restricted  in a company’s charter.  Many companies have sought shareholder approval to restrict or abolish the written consent procedure;  their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

14

Executive Compensation Terms

At-the-Money Option - An option with exercise price equal to the current market price.

Bonus Shares - Share awards which in some cases may not vest until various performance goals are met or the employee has remained with the company for a minimum number of years.

Call Option - The right, but not the obligation, to buy shares at a predetermined exercise price before a predetermined expiration date.  Holders are rewarded when the option has a ‘positive’ spread, or difference between its exercise price and its market price.

Change-in-Control Provision - A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Cliff Vesting - A plan feature providing that all awards vest in full after a specified date.  If the employee leaves the company’s employ prior to the vesting date, no partial vesting will occur.

Deferred Stock - A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time.  The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan - A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP) - A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock.. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes).  ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Evergreen Plan - A plan provision that typically increases the number of shares available for the issue under the plan on an annual basis by a predetermined percentage of the company’s common stock outstanding.  Such plans often have no termination date and permit the plan to operate indefinitely without further shareholder approval.

Exercise Price - Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan.  Exercise prices may be fixed, variable or tied to a formula.

Formula-Based Stock Incentive Plan - A plan where the participant receives phantom stock or stock-based units, the value of which is based on a formula.  This type of plan is similar to a performance share or performance unit plan.

Gun-Jumping Grants - Grants of awards made under a plan or plan amendment prior to shareholder approval of the plan or amendment.

Incentive Stock Options (ISO’s) - Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date.  The term of such awards may be ten years or longer.  The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option - The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

In-the-Money Option - An option with an exercise price below the current market price.

15

Limited Stock Appreciation Rights (LSAR’s) - These rights are triggered by a change in the ownership or control and are generally granted in tandem with ISO’s or NSO’s.  The rights permit the holder to receive a cash payment equal to the difference between the exercise price and the market price without having  to make a person cash outlay to exercise the option.  The design of these rights permits the holder to receive the higher offer in a two-tier tender offer.

Nonqualified Stock Options (NSO’s) - Also referred to as discounted stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or below fair market value at grant date.  The term of such awards may be longer or shorter than ten years.  The company receives the tax deduction at the time the executive receives income.

Omnibus Plan - A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Out-of-the-Money Option - An option with an exercise price above the current market price.

Performance Shares - Stock grants contingent upon the achievement of specified performance goals.  The number of shares available typically varies with performance as measured over a specified period.  Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five-year period.

Performance Units - Cash awards contingent upon the achievement of specified performance goals.  The amount of cash payable typically varies with performance as measured over a specified period.  Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met.  Performance periods typically extend for a three- to five-year period.

Phantom Stock - An award ‘unit’ corresponding in number and value to a specified number of shares of the company’s stock.  These units do not represent an ownership interest.  The grant of units entitles the employee to a bonus based on any corresponding increase in the value of the stock.

Premium-Priced Options - An option whose exercise price is set above fair market value on grant date.

Put Option - The right, but not the obligation, to sell shares at a predetermined exercise price before a predetermined expiration date.

Pyramiding - A cashless exercise method whereby a portion of the shares under option is used as payment for the exercise price of other options.

Reload Options - Options granted to replace shares owned outright that have been swapped as payment of the option exercise price.  At the time of the swap, the company grants a new stock option equal to the number of shares swapped.  The reloaded options generally have a new vesting period and the same expiration date as the original options.

Repricing - An amendment to a previously granted stock option contract that reduces the option exercise price.  Options can also be repriced through cancellations and regrants.  The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock - A grant of stock, subject to restrictions, with little or not cost to the participant.  Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees.  The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares.  Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m) - The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

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Shareholder Value Transfer (SVT) - A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised.  The strike price of an option is paid at the time of exercise and flows back to the company.  The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive.  The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs) - An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date.  When granted in tandem with options, the exercise of the SAR cancels the option.

Stock Purchase Right - The right to purchase shares of stock at a discount for a set period of time.

Vesting Schedule - A holding period following grant date during which time options may not be exercised.

Volatility - The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD) - The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

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PART C. OTHER INFORMATION

ITEM 23.          Exhibits

(a)(1)	Amended and Restated Certificate of Trust, filed as of October 15, 1998. (1)

(a)(2)	Amended and Restated Trust Instrument as of October 15, 1998. (1)

(b)	Amended and Restated Bylaws as of October 28, 2003. (2)

(c)

The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b) above.

(d)(1)	Investment Advisory Agreement dated October 16, 1998 between Registrant and Key Asset Management Inc. (currently known as Victory Capital Management Inc., the “Adviser” or “VCM”). (3)

(d)(2)	Schedule A to Investment Advisory Agreement current as of December 5, 2007 between Registrant and the Adviser.

(e)	Distribution Agreement dated November 30, 2007 between Registrant and Victory Capital Advisers, Inc.

(f)	Not applicable.

(g)(1)	Mutual Fund Custody Agreement dated October 16, 1998 between Registrant and Key Trust Company of Ohio (the “Custody Agreement”). (3)

(g)(2)	Attachment A to the Custody Agreement. (4)

(g)(3)	Amendment to the Custody Agreement dated February 5, 2003. (5)

(g)(4)	Amendment to the Custody Agreement dated July 1, 2006. (10)

(g)(5)	Amendment to the Custody Agreement dated January 1, 2008

(h)(2)	Administration and Fund Accounting Agreement dated July 1, 2006 between Registrant and VCM. (10)

(h)(3)	Sub-Administration and Sub-Fund Accounting Agreement dated July 1, 2006 between VCM and BISYS Fund Services Ohio, Inc. (10)

(h)(4)	First Amendment to Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2006 between VCM and BISYS Fund Services Ohio, Inc.

(1)                                  Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant’s registration statement on Form N-1A (the “Registration Statement”), filed electronically with the Securities and Exchange Commission (the “SEC”) on May 10, 1999.

(2)                                  Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement, filed electronically with the SEC on April 15, 2004.

(3)                                  Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement, filed electronically with the SEC on April 25, 2001.

(4)                                  Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement, filed electronically with the SEC on April 29, 2002.

(5)                                  Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement, filed electronically with the SEC on April 24, 2003.

(h)(4)	Transfer Agency Agreement dated April 1, 2002 between Registrant and BISYS (the “Transfer Agency Agreement”). (6)

(h)(5)	Amendment to the Transfer Agency Agreement dated July 24, 2002. (6)

(h)(6)	Amendment to the Transfer Agency Agreement dated July 1, 2006. (10)

(h)(7)	Participation Agreement dated June 30, 1999 among Registrant, BISYS and Nationwide Life Insurance Company (“Nationwide”). (3)

(h)(8)	Participation Agreement dated December 28, 2000 among Registrant, BISYS and Hartford Life Insurance Company (“Hartford”). (4)

(h)(9)	Participation Agreement dated April 2, 2004 among Registrant, BISYS and New York Life Insurance and Annuity Corporation (“NY Life”). (2)

(h)(10)	Expense Limitation Agreement dated January 1, 2004 between the Registrant and Key Asset Management Inc. (7)

(h)(11)	Securities Lending Agency Agreement dated August 28, 1997, between Registrant, Key Trust Company of Ohio, N.A. and Key Asset Management Inc. (7)

(h)(12)	Amendment No. 1 dated March 31, 2001 to the Securities Lending Agreement dated August 28, 1997, between Registrant, Key Trust Company of Ohio, N.A. and Key Asset Management Inc. (7)

(h)(13)	Amendment No. 2 dated February 10, 2005 to the Securities Lending Agreement dated August 28, 1997, between Registrant, Key Trust Company of Ohio, N.A. and Key Asset Management Inc. (7)

(h)(14)	Amendment No. 3 dated January 1, 2006 to the Securities Lending Agency Agreement. (8)

(i)(1)	Opinion of Kramer Levin Naftalis & Frankel LLP, relating to the legality of Registrant’s shares. (9)

(i)(2)	Opinion of Morris, Nichols, Arsht & Tunnell, Delaware counsel to Registrant, relating to the legality of Registrant’s shares. (9)

(i)(3)	Consent of Kramer Levin Naftalis & Frankel LLP.

(j)	Not applicable.

(k)	Not applicable.

(l)	Not applicable.

(m)(1)	Class A Shares Distribution and Service Plan dated January 1, 2003. (6)

(m)(2)	Form of Class A Rule 12b-1 Agreement with Victory Capital Advisers, Inc. (“VCA”).(2)

(6)                                  Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement, filed electronically with the SEC on March 12, 2003.

(7)                                  Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement, filed electronically with the SEC on February 15, 2005.

(8)                                  Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement, filed electronically with the SEC on April 13, 2006.

(9)                                  Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement, filed electronically with the SEC on April 27, 2000.

(m)(3)	Contract Owner Administrative Services Agreement dated June 30, 1999 between Registrant and Nationwide. (3)

(m)(4)	Contract Owner Administrative Services Agreement dated January 26, 2001 between Registrant and Hartford. (4)

(m)(5)	Contract Owner Administrative Services Agreement dated May 1, 2004 between Registrant and NY Life. (6)

(m)(6)	Schedule B to the Nationwide and Hartford Contract Owner Administrative Services Agreements, dated January 1, 2003. (5)

(n)	Not applicable.

(p)(1)	Code of Ethics of Registrant. (10)

(p)(2)	Code of Ethics of the Adviser.

(p)(3)	Code of Ethics of Victory Capital Advisers – Please see the Code of Ethics of the Adviser.

Powers of Attorney of Nigel D. T. Andrews, Lyn Hutton, Thomas F. Morrissey, Karen F. Shepherd, and Leigh A. Wilson. (4)

Powers of Attorney of David Brooks Adcock, E. Lee Beard and Jakki L. Haussler. (7)

ITEM 24.               Persons Controlled By or Under Common Control with Registrant

None.

ITEM 25.               Indemnification

Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, attached hereto as Exhibit (a)(2), provides for the indemnification of Registrant’s Trustees and officers, as follows:

“Section 10.02  Indemnification.

(a)           Subject to the exceptions and limitations contained in Subsection 10.02(b):

(i)                                     every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)                                  the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(10)                          Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement, filed electronically with the SEC on February 15, 2007.

(b)                                 No indemnification shall be provided hereunder to a Covered Person:

(i)                                    who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)                                 in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)                                  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)                                 Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.”

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended (the “1940 Act”), and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.                  Business and Other Connections of the Investment Adviser

Victory Capital Management Inc. (the “Adviser”) is the investment adviser to each Fund of The Victory Variable Insurance Funds.  The Adviser is a wholly-owned subsidiary of KeyBank National Association, which is the principal banking subsidiary of KeyCorp, a bank holding company, which had total assets of approximately $98 billion as of November 30, 2007.  KeyCorp is a leading financial institution doing business in 13 states from Maine to Alaska, providing a full array of trust, commercial, and retail banking services. Its non-bank subsidiaries include securities brokerage, insurance and leasing companies.  As of November 30, 2007, the Adviser managed assets of approximately $62 billion, and provides a full range of investment management services to personal and corporate clients.

To the knowledge of Registrant, none of the directors or officers of the Adviser, except those set forth below, is or has been at any time during the past two calendar years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers of the Adviser also hold positions with KeyCorp or its subsidiaries.

The principal executive officers and directors of the Adviser are as follows:

Officers:

Lawrence G. Babin	•	Chief Investment Officer, Diversified Product
Kenneth F. Fox	•	Chief Compliance Officer
Richard L. Janus	•	Chief Investment Officer, Convertible Securities Product
Cynthia G. Koury	•	Chief Investment Officer, Balanced
Erick F. Maronak	•	Chief Investment Officer, Newbridge Division
Arvind K. Sachdeva	•	Chief Investment Officer, Intrinsic Value Product
Catherine R. Savvas	•	Chief Financial Officer
Craig E. Ruch	•	Chief Investment Officer, Fixed Income
Mark H. Summers	•	Chief Administrative Officer
Robert L. Wagner	•	President and Chief Executive Officer
Richard G. Zeigler	•	Secretary

The business address of the foregoing individuals is 127 Public Square, Cleveland, Ohio 44114.

Item 27.                  Principal Underwriter

(a)           Victory Capital Advisers, Inc. (“VCA”) acts as principal underwriter for The Victory Portfolios, The Victory Variable Insurance Funds and The Victory Institutional Funds.

(b)           VCA, 127 Public Square, Cleveland, Ohio 44114, acts solely as distributor for the investment companies listed above.  The officers of VCA, all of whose principal business address is set forth above, are:

Name	Principal Position and Officers of VCA	Position and Officers With Registrant
Michael Policarpo	President and Treasurer	None
Gregory Edgehouse	Secretary	None
Kim Oeder	Vice President, Assistant Compliance Officer and AML Officer	None
Kenneth Fox	Vice President, Chief Compliance Officer and Assistant Secretary	None

(c)       Not applicable.

Item 28.                  Location of Accounts and Records

(1)                   Victory Capital Management Inc., 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its functions as investment adviser and administrator).

(2)                    KeyBank National Association, 127 Public Square, Cleveland, Ohio 44114-1306 (records relating to its function as custodian, securities lending agent and shareholder servicing agent).

(3)                    CITI Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as sub-administrator, sub-fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent).

(4)                    Victory Capital Advisers, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 (records relating to its function as distributor).

ITEM 29.               Management Services

None.

ITEM 30.               Undertakings

None

NOTICE

A copy of Registrant’s Certificate of Trust is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant’s Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th day of February, 2008.

THE VICTORY VARIABLE INSURANCE FUNDS
(Registrant)

By:	/s/ David C. Brown
David C. Brown, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 15th day of February, 2008.

/s/ David C. Brown	President
David C. Brown

/s/ Christopher E. Sabato	Treasurer
Christopher E. Sabato

*	Chairman of the Board and
Leigh A. Wilson	Trustee

*	Trustee
David Brooks Adcock

*	Trustee
Nigel D. T. Andrews

*	Trustee
E. Lee Beard

*	Trustee
Jakki L. Haussler

*	Trustee
Lyn Hutton

*	Trustee
Thomas F. Morrissey

*	Trustee
Karen Shepherd

* By:	/s/ Jay G. Baris
Jay G. Baris
Attorney-in-Fact

EXHIBIT INDEX

N-1A Item 23	Exhibits

EX-99.d	Schedule A to Investment Advisory Agreement current as of December 5, 2007 between Registrant and the Adviser.

EX-99.e	Distribution Agreement dated November 30, 2007 between Registrant and Victory Capital Advisers, Inc.

EX-99.g	Amendment to the Custody Agreement dated January 1, 2008

EX-99.h	First Amendment to Sub-Administration and Sub-Fund Accounting Agreement dated October 1, 2006 between VCM and BISYS Fund Services Ohio, Inc.

EX-99.i	Consent of Kramer Levin Naftalis & Frankel LLP.

EX-99.p	Code of Ethics of the Adviser.